                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                        SITEL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

   --------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursu-ant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------

     3) Filing Party:
        ------------------------------------------------------------------------

     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                               SITEL CORPORATION
                               13215 Birch Street
                             Omaha, Nebraska 68164

                               September 27, 1996

Dear Stockholder:

    It is our pleasure to invite you to your Company's Annual Meeting of Stockholders in Omaha on October 29, 1996. In the following pages you will find information about the meeting and a Proxy Statement.

    If you cannot be with us in person, please be sure to vote your shares by proxy. To vote by proxy, please mark, sign and date the enclosed proxy card and return it in the enclosed return envelope. Your prompt return of the proxy card will help your Company avoid additional solicitation costs. In person or by proxy, your vote is important.

                                          Sincerely yours,

                                                  [SIGNATURE]

                                          James F. Lynch
                                          Chairman of the Board and
                                          Chief Executive Officer

                               SITEL CORPORATION
                               13215 BIRCH STREET
                             OMAHA, NEBRASKA 68164

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be held Tuesday, October 29, 1996

                            ------------------------

To the Stockholders of
SITEL Corporation

    The annual meeting of stockholders of SITEL Corporation will be held on Tuesday, October 29, 1996, at 1:30 p.m. Central Standard Time, at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, for the following purposes:

    1.  To elect two directors for a three year term.

    2. To approve an amendment to the SITEL Corporation 1995 Non-Employee Directors Option Plan.

    3. To approve the amendment and restatement of the Company's 1995 Employee Stock Option Plan.

    4. To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent auditors.

    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors of the Company has fixed the close of business on September 5, 1996, as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting.

September 27, 1996

                                          Nancy C. Noack,
                                          CORPORATE SECRETARY

PLEASE MARK, SIGN, AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR YOUR USE. THE PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

                                     [LOGO]

                               SITEL CORPORATION
                               13215 BIRCH STREET
                             OMAHA, NEBRASKA 68164
                                PROXY STATEMENT
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 29, 1996

    This Proxy Statement is being furnished by SITEL Corporation, a Minnesota corporation ("SITEL" or the "Company") to holders of shares of its Common Stock, par value $.001 per share ("Common Stock"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on October 29, 1996 at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, commencing at 1:30 p.m., Central Standard Time, and at any adjournments or postponements thereof (the "meeting"). Holders of record of the $.001 par Common Stock of the Company ("Common Stock") at the close of business on September 5, 1996 will be entitled to vote at the meeting.

                                    PROXIES

    Proxies are being solicited by the Board of Directors of the Company. The Company will bear all costs of the solicitation. Stockholders' proxies are received and counted by or under the direction of the Company's Secretary.

    If the accompanying Proxy is properly signed and returned to the Company and not revoked, the shares covered thereby will be voted in accordance with the instructions contained therein (except where, as described below, an irrevocable proxy is already on file with the Secretary of the Corporation for the same shares). Unless contrary instructions are given, the persons designated as proxies in the accompanying Proxy will vote for approval of the Resolutions set forth in this Proxy Statement at the meeting. The accompanying Proxy may be revoked by the person giving it at any time prior to its being voted; such revocation may be accomplished by a letter, or by a duly executed Proxy bearing a later date, filed with the Secretary of the Company prior to the meeting. If a stockholder who has given a Proxy is present at the meeting and wishes to vote in person, such stockholder may withdraw the Proxy at that time. Any irrevocable proxy on file with the Secretary of the Company which has been given by a stockholder whose stock is subject to a Voting Agreement in favor of James F. Lynch shall control as to voting on matters covered by such irrevocable proxy and be used in place of any Proxy in the accompanying form which is returned for the same shares.

    This Proxy Statement and the accompanying Proxy are first being sent to the holders of Common Stock on or about September 27, 1996.

                             VOTING AT THE MEETING

    At the close of business on September 5, 1996, the Company had outstanding 29,266,106 shares of Common Stock. Each such share of Common Stock is entitled to one vote upon each matter to be voted upon at the meeting.

    A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present. Broker shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present.

    The two nominees receiving the highest vote totals will be elected as directors of SITEL at the meeting. Accordingly, abstentions, failures to vote and broker non-votes will not affect the outcome of the election of directors. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. As a result, abstentions, failures to vote and broker non-votes will have no effect on the vote in respect of such other matters, except to the extent that they affect the quorum required for the meeting and the shares present at the meeting.

                             COMMON STOCK OWNED BY
       CERTAIN BENEFICIAL OWNERS AND BY EXECUTIVE OFFICERS AND DIRECTORS

    The following table sets forth certain information as of September 5, 1996 with respect to the beneficial ownership of the Company's Common Stock (i) by each person or group who, to the knowledge of the Company, was the beneficial owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of more than 5% of the Common Stock, (ii) by each of the Company's executive officers and directors, and (iii) by all executive officers and directors of the Company as a group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown.

                                                                            AMOUNT AND NATURE
NAME AND ADDRESS OF                                                           OF BENEFICIAL     PERCENT OF
BENEFICIAL OWNER (1)                                                            OWNERSHIP          CLASS
- --------------------------------------------------------------------------  ------------------  -----------
James F. Lynch(2).........................................................        7,345,291          25.1%
Pilgrim Baxter & Associates, Ltd.(3)......................................        2,151,000           7.4
Matthew H. Gates(4)(5)(6).................................................        1,600,018           5.4
Edward R. Taylor(4)(5)....................................................          748,298           2.6
Michael P. May(4)(5)......................................................          269,774             *
Nancy C. Noack(4)(5)(6)...................................................          252,080             *
Barry S. Major............................................................           60,300             *
George J. Kubat(5)(7).....................................................           14,600             *
Kelvin C. Berens(5).......................................................           10,000             *
Vinod Gupta(5)............................................................            2,000             *
Bill L. Fairfield(5)......................................................            2,000             *
All executive officers and directors as a group (9 persons)(3)(5).........        7,564,173          25.7%

- ------------------------

*   Less than 1%

(1) The address of each executive officer and director is in care of the Company, 13215 Birch Street, Omaha, Nebraska 68164. The address of Matthew
    H. Gates, a former executive officer, is 15 Colleton River Drive, c/o Colleton River Plantation, Bluffton, South Carolina 29910. The address of Pilgrim Baxter & Associates, Ltd., an institutional holder, is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

(2) Includes 3,335,291 shares owned by other stockholders over which Mr. Lynch exercises voting control pursuant to a Voting Agreement. The Voting Agreement grants Mr. Lynch the right to vote all shares of Common Stock held by the stockholders signatory thereto in the manner directed by Mr. Lynch (except as to certain shares held by an institutional investor, representing less than 1% of the outstanding shares, which may be voted by Mr. Lynch only with respect to the election of directors). Mr. Lynch acquires voting control over additional shares which are issued pursuant to the Company's stock option plans until such shares are sold by the holders thereof into the public market.

(3) Based on data available in 13F filings for the calendar quarter ended June 30, 1996.

(4) Except for shares which have been acquired by these persons in the public market (representing in the aggregate less than 1% of the outstanding shares), voting control over these shares is held by Mr. Lynch pursuant to a Voting Agreement.

(5) Includes the following shares which may be acquired under stock options which are exercisable currently or within 60 days: Mr. Gates - 200,000; Mr. Taylor - 48,298; Mr. May - 79,604; Ms. Noack - 2,062; Mr. Major -60,000; Mr.
    Kubat -2,000; Mr. Berens - 2,000; Mr. Gupta - 2,000; and Mr. Fairfield - 2,000.

(6) Includes 18 shares held by each of Ms. Noack and the spouse of Mr. Gates through an investment club of which they are members. Mr. Gates disclaims beneficial ownership of the shares owned by his spouse.

(7) Includes 3,000 shares owned by a partnership for members of Mr. Kubat's immediate family. Mr. Kubat shares investment power but disclaims beneficial ownership.

                    ITEM 1: BOARD OF DIRECTORS AND ELECTION

    The Company's Board of Directors is presently composed of five members, divided into three classes. The classes serve initially for terms of one year (two members), two years (two members) and three years (one member), respectively, and thereafter for three year terms.

    The terms of the following directors (Class I) expire at the annual meeting on October 29, 1996: Bill L. Fairfield and Vinod Gupta. The Board of Directors' nominees to positions on the Board expiring in October 1999 are: Bill L. Fairfield and Henk P. Kruithof.

    The following paragraphs set forth the principal occupation of each director for the last five years, other positions each has held, the date each was first elected a director of the Company, the date each director's term expires, and the age of each director. Directors who are nominees for election at the 1996 annual stockholders meeting are listed first.

BILL L. FAIRFIELD - Nominee - Omaha, Nebraska.

    Mr. Fairfield has been a director since July 1995. Since 1985, Mr. Fairfield has been the Chief Executive Officer, President and a director of Inacom Corp., a marketer and distributor of information technology products and services. Mr. Fairfield is also a director of The Buckle, Inc. He is 49 years of age.

HENK P. KRUITHOF - Nominee - London, England.

    Mr. Kruithof, is the Chairman and Chief Executive Officer of Mitre plc, which company SITEL acquired in September 1996. Mr. Kruithof co-founded Mitre plc in 1992 and its predecessor Merit Direct Limited in 1985, and has served as their Chairman since inception. Prior to founding Mitre plc and Merit Direct Limited, Mr. Kruithof started a number of businesses in various industry sectors and has extensive experience in managing international businesses. Mr. Kruithof serves on the boards of four publicly held companies based in Europe, including Worcester Group plc and Robert Bosch Investment plc. He is 60 years of age.

    The following directors serve for terms that expire after 1996:

KELVIN C. BERENS - Omaha, Nebraska.

    Mr. Berens has been a director of the Company since July 1995 and previously served as a director from shortly after the Company's inception until April 1995. Since 1985, Mr. Berens has been the Managing Partner of Berens & Tate, P.C., a labor and employment law firm based in Omaha. Berens & Tate, P.C. provides legal services to the Company in the areas of labor and employment law. His current term expires at the 1997 annual stockholders meeting. He is 45 years of age.

GEORGE J. KUBAT - Omaha, Nebraska.

    Mr. Kubat has been a director since July 1995. Since 1992, Mr. Kubat has been the Chief Executive Officer and President of Phillips Manufacturing Co., a metal fabricating company based in Omaha. From 1969 to 1992, he served in various positions with the Omaha office of Coopers & Lybrand, most recently as Tax Partner-in-Charge. Mr. Kubat is also a director of America First Companies L.L.C. and related publicly-traded partnerships and American Business Information, Inc. His current term expires at the 1997 annual stockholders meeting. He is 50 years of age.

JAMES F. LYNCH - Omaha, Nebraska.

    Mr. Lynch founded SITEL in 1985 and has served as Chairman, Chief Executive Officer and a director since its inception. Prior to founding SITEL, he served as President of HQ800, Inc., a subsidiary of United Technologies that provided telemarketing services to third parties. SITEL was formed when Mr. Lynch negotiated the purchase of the assets of HQ800 from United Technologies. From 1980 to 1984, Mr. Lynch served as Director of Sales and Marketing for WATTS Marketing of America, a former subsidiary of First Data Resources, a credit card processing firm. WATTS is now part of MATRIXX Marketing Inc., a provider of telemarketing services. His current term expires at the 1998 annual stockholders meeting. He is 47 years of age.

    As part of the acquisition of Mitre plc, SITEL agreed to nominate Mr. Kruithof to the Board and to use all reasonable efforts to solicit proxies for the election of Mr. Kruithof to the Board until such time as Mr. Kruithof, directly or indirectly, beneficially owns, in the aggregate, less than 2.5 million of the outstanding shares of Common Stock, subject to adjustment for any stock splits or other reclassifications.

    It is intended that proxies will be voted "FOR" the election of the above indicated nominees. In case any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the proxy holders will have discretionary authority to vote the proxies for a substitute.

                      DIRECTORS' MEETINGS AND COMPENSATION

BOARD AND COMMITTEE MEETINGS

    The Board of Directors meets on a regularly scheduled basis. During fiscal 1996, the Board met on five occasions. Each director attended at least 75% of the total number of meetings of the Board and the Committees on which the director served. The Board also acted by unanimous written consent between regularly scheduled and special meetings.

    The Board of Directors has an Audit Committee and a Compensation Committee, all members of which are independent directors. The Audit Committee recommends the annual engagement of the Company's auditors, with whom the Audit Committee reviews the scope of audit and non-audit assignments, related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacy of the Company's internal control procedures. Members of the Audit Committee, which met two times during fiscal year 1996, are George J. Kubat (Chairman) and Bill L. Fairfield.

    The Compensation Committee determines officers' salaries and bonuses and administers the Company's stock option plans, except for the directors' stock option plan which is administered by the Stock Option Plan Committee of the Board, whose sole member consists of James F. Lynch, the only non-outside director. Members of the Compensation Committee, which met two times during fiscal 1996 and acted by unanimous written consent at other times, are Bill L. Fairfield (Chairman) and Vinod Gupta.

    The Company does not have a standing Nominating Committee.

DIRECTOR COMPENSATION

    For their service on the Board, non-employee directors are paid $1,000 per quarterly meeting and $500 per special meeting of the Board of Directors or committee thereof attended. Directors also are reimbursed for expenses incurred in connection with attendance at Board of Directors and committee meetings.

    Upon first election to the Board of Directors, each non-employee director receives options to purchase 2,000 shares of Common Stock, exercisable at the market price of the Common Stock as of the date of grant. These options are granted under the SITEL Non-Employee Directors Option Plan, vest commencing one year after grant and expire 10 years after issuance (the "Directors' Options"). Additional Directors' Options for 2,000 shares are granted to each non-employee director on each anniversary of that director's initial election to the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION; CERTAIN
  TRANSACTIONS

    The Compensation Committee is composed of Bill L. Fairfield (Chairman) and Vinod Gupta, both of whom are non-employee directors.

    SITEL has purchased products and services from Inacom Corp. and American Business Information, Inc., companies with which Messrs. Fairfield and Gupta are associated in various capacities, but such purchases during fiscal 1996 were not sufficiently significant to be reportable. Management believes that all of these transactions and relationships during fiscal 1996 were on terms that were reasonable and competitive. Additional transactions and relationships of this kind can be expected to take place in the ordinary course of business in the future as the Company's needs require.

    Kelvin C. Berens is the Managing Partner and owner of more than 10% of the voting stock in the Berens & Tate, P.C. law firm. The Company engaged the Berens & Tate, P.C. firm to provide legal services in the areas of labor and employment law during fiscal 1996, as in previous years, and expects to continue to engage the firm for such services. The amounts which the Company paid such firm for such services in fiscal 1996 were not sufficiently significant to be reportable.

                             EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth the compensation earned by the Company's Chief Executive Officer and the other four executive officers whose aggregate salaries and bonuses exceeded $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the fiscal years ended May 31, 1996, 1995 and 1994 and who were executive officers of the Company at May 31, 1996:

                                                                                       STOCK OPTIONS
                                                                                        (NUMBER OF
                                                                                        SHARES)(2)
                                                                                         LONG-TERM
                                                                        OTHER ANNUAL   COMPENSATION      ALL OTHER
NAME AND PRINCIPAL POSITION        FISCAL YEAR    SALARY     BONUS(1)   COMPENSATION      AWARDS      COMPENSATION(3)
- ---------------------------------  -----------  ----------  ----------  -------------  -------------  ----------------
James F. Lynch,                          1996   $  195,000  $  555,250    $  --             --          $    118,341
 Chief Executive                         1995      195,000     467,606       --             --               198,150
 Officer                                 1994      175,962     542,500       --             --               172,397

Matthew H. Gates,                        1996      162,500         250       --                 --            94,779
 President                               1995      162,500     336,676       --            500,000           141,943
                                         1994      146,635     390,600       --                 --           122,465

Edward R. Taylor,                        1996      130,000     105,250       --                 --            18,383
 Exec. Vice President                    1995      130,000     130,930       --            120,748            28,431
                                         1994      117,306     151,900       --                 --            22,934

Michael P. May,                          1996      147,885     400,250       --                 --             5,455
 Exec. Vice President                    1995       95,000      75,000       --            199,010           486,576
                                         1994       95,000      45,000       --                 --             3,000

Nancy C. Noack,                          1996       85,000      35,250       --                 --               396
 Senior Vice President                   1995       85,000      25,000       --              5,155             4,483
                                         1994       64,616      25,000       --                 --                --

- ------------------------

(1) Represents bonus payments made in two installments in January and July 1995 for the 1995 fiscal year and in December 1995 and July 1996 for the 1996 fiscal year to each Named Executive Officer on account of the Company's performance during such fiscal year.

(2) Represents options granted in February 1995 for the purchase of shares of Common Stock of the Company at an exercise price of $.005 per share, in replacement of stock appreciation rights previously granted under the Company's Employee Equity Benefit Plan and previously granted stock options.

(3) Represents amounts matched by the Company under its Executive Wealth Accumulation Plan, which begin to vest after five years of service with the Company pursuant to a vesting schedule (subject to accelerated vesting in the event of a change of control of the Company) in fiscal 1995 and interest on such matched amounts in fiscal 1996; $64,745 and $65,112 for Mr. Lynch, $43,699 and $44,452 for Mr. Gates, and $10,186 and $10,260 for Mr. Taylor,
    for fiscal years 1996 and 1995, respectively, pursuant to split-dollar life insurance interest-free loans; and forgiveness in the amount of $479,188 related to a note of Mr. May.

    Mr. Gates retired from the Company in June 1996. Certain of his positions were assumed by Michael P. May, now President, and Barry S. Major, now Executive Vice President-Finance and Chief Financial Officer.

OPTION GRANTS AND HOLDINGS

    1996 OPTION GRANTS. No options or stock appreciation rights were granted to the Named Executive Officers during fiscal 1996.

    1996 OPTION EXERCISES AND HOLDINGS. The following table summarizes information on aggregate option exercises in the fiscal year ended May 31, 1996 and information with respect to the value of unexercised options to purchase the Company's Common Stock for the Named Executive Officers. No stock appreciation rights were exercised during fiscal 1996 or were outstanding at May 31, 1996.

                                                               NUMBER OF SHARES UNDERLYING      VALUE OF UNEXERCISED
                                 NUMBER OF                       UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                              SHARES ACQUIRED      VALUE               5-31-96(1)                  AT 5-31-96(2)
NAME                            ON EXERCISE      REALIZED       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
- ---------------------------  -----------------  -----------  -------------------------------  ------------------------
James F. Lynch.............         --              --                    --/--                     $      --/--
Matthew H. Gates...........         --              --               200,000/800,000            5,249,000/20,996,000
Edward R. Taylor...........         --              --               48,299/193,196             1,267,607/ 5,070,429
Michael P. May.............         --              --               79,604/318,416             2,089,207/ 8,356,828
Nancy C. Noack.............         --              --                2,062/  8,248               54,117/  216,469

- ------------------------

(1) The options held by Messrs. Gates and Taylor relate to shares of the Common Stock and were granted under the SITEL Stock Option Plan for Replacement of Existing Options. The options held by Mr. May and Ms. Noack relate to shares of the Common Stock and were granted under the SITEL Option Plan (for Replacement of EEBs).

(2) These values have been calculated by subtracting the $.005 per share option exercise price from the fair market value of the underlying Common Stock. Such fair market value is deemed to be the closing price of the Common Stock on the Nasdaq Stock Market as of May 31, 1996, which was $26.25.

EMPLOYMENT AGREEMENTS

    JAMES F. LYNCH. In May 1995, the Company entered into an employment agreement with Mr. Lynch providing for payment of a base salary equal to an amount established by the Compensation Committee from time to time, but in no event less than $250,000 in the first year (with annual adjustments for increases in the consumer price index). The agreement is for a rolling three-year term through no later than May 2003. Mr. Lynch is entitled to a bonus calculated pursuant to criteria agreed upon each year by Mr. Lynch and the Compensation Committee. The Company has agreed to grant Mr. Lynch annual stock options covering a minimum of 5% of the aggregate number of shares for which options were granted during the year to other employees and non-employee directors. These options fully vest if Mr. Lynch's employment is terminated other than for cause or his voluntary resignation. Mr. Lynch may terminate the employment agreement by providing 30 days' written notice of his resignation. If Mr. Lynch voluntarily terminates his employment with the Company by resigning, or if his employment is terminated by reason of his death or disability, he or his estate is entitled to a severance payment equal to 18 months of his base salary and 1.5 times his average bonus over the preceding three years. If he is terminated constructively, involuntarily or without cause, he will be entitled to a severance payment equal to his base salary and his average bonus over the three preceding years multiplied by the number of years then remaining in the term of the agreement (rounding fractional years up). If Mr. Lynch's employment is terminated for cause, he will receive a cash payment equal to his base salary, bonuses and other compensation and benefits up to the date of termination. In the event that Mr. Lynch's employment is terminated prior to the expiration of the agreement for any reason other than his voluntary resignation or expiration of the employment agreement, he will be entitled to certain registration rights with respect to his shares of Common Stock. Unless Mr. Lynch's employment is terminated by the Company without cause, he has agreed not to compete against the Company for 18 months after termination of his employment.

    MICHAEL P. MAY. Mr. May has an employment agreement terminable at will providing for payment of a base salary of $95,000 plus an annual bonus of up to 30% of such amount determined in the discretion of the Board of Directors. In addition, upon execution of the agreement, Mr. May received stock appreciation rights in 312,500 shares of the Company's Common Stock (which were replaced by 199,010 stock options under the Company's Stock Option Plan (for replacement of EEBs) in February 1995). The Company also agreed to forgive a loan owed to the Company by Mr. May in the original principal amount of $407,819 upon certain events, including the completion of an initial public offering. The loan was forgiven in February 1995. The Company also agreed to hold Mr. May harmless from certain personal guarantees which existed at the time of the Company's purchase of May Telemarketing, Inc. in 1992. Unless Mr. May's employment is terminated without cause, he has agreed not to compete against the Company for two years after termination of his employment. In June 1995, Mr. May's base salary was increased to $150,000.

BENEFIT PLANS

    The following summary description of the Company's existing benefit plans does not incorporate any changes proposed to the stock option plans in Items 2 and 3 of this Proxy Statement.

    STOCK OPTION PLAN FOR REPLACEMENT OF EXISTING OPTIONS. In February 1995, the Company's Board of Directors and stockholders adopted the SITEL Corporation Stock Option Plan for Replacement of Existing Options (the "Replacement Plan"). Pursuant to the Replacement Plan, the Company granted non-qualified options ("Replacement Options") to purchase up to 2,270,926 shares of the Company's Common Stock to those employees of the Company who, as of the effective date of the Plan, owned options to purchase stock of the Company (the "Terminated Options") in replacement of such Terminated Options. No further options will be granted under the Replacement Plan. The Replacement Plan is administered by the Compensation Committee.

    Replacement Options granted pursuant to the Replacement Plan have an exercise price of $.005 per share and expire five years and 90 days from the date of grant but remain in effect despite termination of employment of an optionee (including upon death). Replacement Options are exercisable in five equal installments beginning January 1, 1996. Succeeding installments become exercisable in January of 1997, 1998, 1999 and 2000. If the Company dissolves, liquidates, merges or consolidates with another corporation and is not the surviving corporation, or substantially all of the assets or more than 80% of the outstanding Common Stock of the Company is sold, unless the surviving or acquiring entity or an affiliated entity assumes the outstanding Replacement Options, all outstanding Replacement Options become exercisable prior to such event.

    Under the Replacement Plan, each holder of options is required as a condition of option exercise to enter into a ten-year voting agreement (the "Voting Agreement") with James F. Lynch, the Company's Chief Executive Officer, pursuant to which each will agree to vote all shares of Common Stock held by such individual in the manner directed by Mr. Lynch. The ten year term of the Voting Agreement does not commence for option holders until the exercise of their respective options. The Voting Agreement is binding on each of the stockholders' and option holders' successors in interest. Mr. Lynch is required to release shares covered by the Voting Agreement if a stockholder intends to sell shares in the public market, completes the sale within 90 days of the release and, in the case of employees of the Company, the stockholder is not then competing against the Company. Shares sold into the public market will thereafter not be subject to the Voting Agreement. The Replacement Plan also provides that, prior to publicly or privately selling any shares underlying options, optionees must provide the Company with written notice of the sale and the right to elect to purchase such shares within ten days at the market price or the privately negotiated sales price, as the case may be. This right of first refusal expires as to shares sold into the public market.

    STOCK OPTION PLAN FOR REPLACEMENT OF EEBS. In February 1995, the Company's Board of Directors and stockholders adopted the SITEL Corporation Stock Option Plan (the "EEB Replacement Plan"). Pursuant to the EEB Replacement Plan, the Company granted non-qualified options ("EEB Options") to purchase up to 3,690,860 shares of the Company's Common Stock to employees of the Company who, as of the effective date of the Plan, owned stock appreciation rights under the Company's Employee Equity Benefit Plan (the "EEB Plan") which was terminated concurrently with the adoption of the EEB Replacement Plan. No further options will be granted under the EEB Replacement Plan. The EEB Replacement Plan also is administered by the Compensation Committee.

    EEB Options granted pursuant to the EEB Replacement Plan have an exercise price of $.005 per share and expire five years and 90 days from the date of grant but remain in effect despite termination of employment of an optionee (including upon death). EEB Options are exercisable in five equal installments beginning January 1, 1996. Succeeding installments become exercisable in January of 1997, 1998, 1999 and 2000. If the Company dissolves, liquidates, merges or consolidates with another corporation and is not the surviving corporation, or substantially all of the assets or more than 80% of the outstanding Common Stock of the Company is sold, unless the surviving or acquiring entity or an affiliated entity assumes the outstanding EEB Options, all outstanding EEB Options become exercisable prior to such event.

    The EEB Plan also provides that optionees must enter into a Voting Agreement and comply with a right of first refusal similar to those described above under the Replacement Plan.

    1995 EMPLOYEE STOCK OPTION PLAN. In April 1995, the Company's Board of Directors and stockholders adopted the SITEL Corporation 1995 Employee Stock Option Plan (the "Employee Stock Option Plan"). The Employee Stock Option Plan provides for the granting of options to purchase up to an aggregate of 1,400,000 shares of Common Stock to employees. Options granted under the Employee Stock Option Plan may be either "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or those that do not qualify as Incentive Options ("Non-Qualified Options"). The Employee Stock Option Plan is administered by the Compensation Committee.

    Incentive Options may not be granted at exercise prices less than the fair market value of the Common Stock on the date of grant (or, for an option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value) and Non-Qualified Options may not be granted at an exercise price less than 85% of fair market value on the date of grant. An optionee who leaves the Company for reasons other than death or termination for cause has three months after termination within which to exercise his or her options. Options may not be transferred other than by will or the laws of descent and distribution and may be exercised during the lifetime of an optionee only by the optionee. Options which have been granted to employees who terminate employment due to death may be exercised for a period of one year thereafter. The term of each option, which is fixed at the date of grant, may not exceed five years and 90 days from the date the option is granted (except that an Incentive Option granted to a person holding more than 10% of the Company's voting stock may be exercisable only for five years). Options may be made exercisable in whole or in installments. The Employee Plan also provides that optionees must enter into a Voting Agreement and comply with a right of first refusal similar to those described above under the Replacement Plan.

    1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. Also in April 1995, the Board of Directors adopted the SITEL Corporation 1995 Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan"), which provides for automatic, formula grants of Non-Qualified Options to each independent director of the Company. The Company is authorized to issue 60,000 shares under this plan. Each independent director is granted Non-Qualified Options to purchase 2,000 shares of Common Stock upon first being elected to the Board of Directors and on each anniversary thereof. The exercise price for all Non-Qualified Options will equal the fair market value of the Common Stock on the date of grant and options will become exercisable commencing one year after grant and remain exercisable for a period of nine years thereafter. The Non-Employee Directors Plan is administered by the Board member(s) who are not eligible to participate in this plan. The Non-Employee Directors Plan also provides that optionees must enter into a Voting Agreement and comply with a right of first refusal similar to those described above under the Replacement Plan.

    EXECUTIVE WEALTH ACCUMULATION PLAN. In May 1994, the Company adopted the SITEL Corporation Executive Wealth Accumulation Plan (the "Wealth Accumulation Plan"). The Wealth Accumulation Plan is administered by the Compensation Committee and permits executive officers selected by the Compensation Committee to elect voluntary salary reductions of up to 25% of base salary and 100% of incentive compensation. The Company may voluntarily match a portion of the compensation deferred by participants. Amounts deferred by participants are fully vested immediately and amounts contributed by the Company are subject to a vesting schedule beginning after five years of service with the Company until the earlier of 15 years of service with the Company or death, disability or retirement after age 65 (subject to accelerated vesting in the event of a change of control of the Company). Participants' accounts earn interest at a rate equal to the average of the composite yield on Moody's Seasoned Corporate Bond Yield Index as published by Moody's Investor's Services. Participants may also receive early distribution of their entire vested account in one lump sum payment after having participated in the plan for five years. The Company's obligations under the Wealth Accumulation Plan are unfunded and unsecured.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    SITEL's executive compensation program is administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is composed of two non-employee directors. The Committee has the responsibility for general oversight of the Company's compensation program and benefit plans. The Committee regularly reviews the executive compensation policies and practices of the Company and establishes the salaries of executive officers. The Committee administers the stock option plans (other than the directors' formula option plan) covering executive officers.

COMPENSATION POLICIES

    The Company's compensation policies are designed to attract and retain highly able and motivated individuals at all levels of the Company. In addition, the compensation policies are designed to be cost effective and to treat all employees fairly. The Company's overall approach to compensation emphasizes the following: competitive salaries, significant bonuses tied to company, division and individual performance, and an opportunity to build exceptional long-term value through equity participation.

    In establishing total compensation amounts, the Committee considers a variety of measures of historical and projected Company performance. This review includes such measures as revenues, operating margin, net income, return on shareholders' equity, return on revenues, return on assets, and total market value. This information forms the basis for the Committee's assessment of the Company's overall performance and prospects, which underpins the Committee's establishment of total compensation ranges. The Committee makes a subjective determination based upon a collective consideration of all such factors.

FACTORS AND CRITERIA OF EXECUTIVE COMPENSATION

    ANNUAL COMPENSATION

    Annual compensation for fiscal 1996 consisted of three components: base salary, cash bonuses, and equity participation. Individual base salary increases are determined primarily by individual performance. Assessment of an individual's performance includes consideration of a person's impact on the Company's financial performance as well as their judgment, creativity, effectiveness in developing subordinates and a diverse organization, and contributions to the improvement in the quality of the Company's services and operations.

    Annual cash bonuses are paid to executives pursuant to executive bonus programs at the corporate and divisional levels. For fiscal 1996, the corporate level executives participated in a bonus pool which, subject to downward adjustment if operating margin and net income objectives were not met, totalled 1% of the Company's revenues. The executives in each division participated in a similar bonus pool which, again subject to downward adjustment if operating margin and net income objectives were not met, totalled 1% of the division's revenues for the year. The Company-wide operating margin and net income objectives were met during fiscal 1996 and so virtually the entire corporate level bonus pool was awarded to the corporate level executives. Certain divisions did not meet their divisional operating margin and net income objectives during fiscal 1996 and so approximately 66% of the aggregate divisional level bonus pools were awarded to the divisional level executives. Approximately 80% of the corporate level bonus pool was allocated among the senior executive officers, consisting of James F. Lynch, Michael P. May, Barry
S. Major, Edward R. Taylor and Matthew H. Gates, and the other approximately 20% was allocated among the other corporate level executives for fiscal 1996. With respect to each division, up to 25% of the division's bonus pool for the division was allocated to the President of the division and the balance was allocated to the other executives and staff in the division.

    LONG-TERM INCENTIVES

    Stock options are a form of long-term incentive used for executive officers. This incentive emphasizes the long-term focus necessary for the Company's continued success. The Company has also emphasized the importance of substantial equity ownership by individuals in leadership roles to ensure proper focus on shareholder value. Stock options have traditionally been granted broadly and deeply within the organization. In addition to the executive officers, all full-time exempt employees are potentially eligible to receive stock option grants. Generally, an initial grant is made to all full-time exempt employees in respect of their first year anniversary date of employment with the Company. Grants are also made to certain recruited employees when they begin employment with the Company. Further grants are merit-based. For fiscal 1996, 440,250 options were awarded on a merit basis to the employees performing within the top 20% of their division during such year, based upon the recommendation of the president of each division to the Committee.

    DEDUCTIBILITY CAP ON EXECUTIVE COMPENSATION

    Federal tax law disallows corporate deductibility for certain compensation paid in excess of one million dollars to the chief executive officer and the four other most highly paid executive officers. "Performance based compensation," as defined in the tax code, is not subject to the deductibility limitation provided certain shareholder approval and other requirements are met. Stock options qualify as performance based compensation and therefore are fully deductible.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of James F. Lynch, Chairman of the Board and Chief Executive Officer, is determined in substantial part by his employment agreement. Mr. Lynch's employment agreement provides for a $250,000 base salary, although through fiscal 1996 Mr. Lynch has elected to remain at his 1994 base salary level of $195,000. His employment agreement also provides for a bonus calculated pursuant to criteria agreed upon each year by Mr. Lynch and the Compensation Committee.

    Mr. Lynch's bonus is allocated from the corporate level bonus pool. In establishing the agreed bonus criteria for Mr. Lynch's bonus for fiscal 1996, the Committee reviewed with Mr. Lynch the financial and business performance of the Company for fiscal 1995. The review included a number of factors, including revenues, operating margins, earnings, return on equity, growth in earnings, and total shareholder return. In arriving at the agreed criteria, the Committee made a subjective determination based upon a consideration of all such factors collectively, rather than assigning relative rates or rankings for such factors. In determining Mr. Lynch's actual allocation of the corporate level bonus pool for fiscal 1996, the Committee looked at Mr. Lynch's individual performance during fiscal 1996, including his actions in connection with the strategic business combination which was completed during fiscal 1996 and the three strategic business combinations for which important groundwork was accomplished during the year. Based upon such individual performance, Mr. Lynch was awarded approximately 40% of the corporate level bonus pool.

COMMITTEE ACTIONS

    The Committee's actions were not modified or rejected in any material way by the Board of Directors.

                                          SUBMITTED BY THE
                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS
                                          OF SITEL CORPORATION

                                          Bill L. Fairfield
                                          Vinod Gupta

PERFORMANCE GRAPH

    The following line graph compares the yearly percentage change in the cumulative stockholder return on the Company's Common Stock for the period since its initial public offering of Common Stock on June 8, 1995 with the cumulative total return of APAC Corporation from its initial public offering in October, 1995 and with the Nasdaq total return for Nasdaq Non-Financial Common Stocks for the year ending May 31, 1996. The comparison assumes $100 was invested on June 8, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      NASDAQ TOTAL RETURN FOR NASDAQ NON-FINANCIAL
               SITEL      APAC                           STOCKS
6/8/1995       $100.00        $ -                                             $100.00
6/30/1995      $117.17        $ -                                             $109.14
7/31/1995      $136.04        $ -                                             $117.46
8/31/1995      $140.89        $ -                                             $118.99
9/30/1995      $160.55        $ -                                             $121.68
10/13/1995     $149.15    $100.00                                             $121.68
10/31/1995     $149.15    $117.73                                             $120.44
11/30/1995     $168.81    $147.38                                             $122.65
12/31/1995     $200.66    $155.58                                             $121.24
1/31/1996      $217.96    $213.28                                             $122.07
2/29/1996      $250.72    $211.51                                             $127.52
3/31/1996      $296.59    $332.13                                             $127.32
4/30/1996      $362.12    $361.22                                             $139.62
5/31/1996      $344.04    $368.21                                             $146.64

    The Company believes that the teleservices industry only had two public companies during the Company's fiscal year ended May 31, 1996. Other teleservices companies went public in the ensuing months, but none have been public for a long enough period to allow a meaningful comparison. Monthly data points were used to add meaning to the period's results.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT

    The Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, are required to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. Copies of such reports must also be furnished to the Company. Based solely upon a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1996 its executive officers and directors and greater than 10% beneficial owners complied with such filing requirements, except that Vinod Gupta, Matthew H. Gates, Nancy C. Noack and George J. Kubat each inadvertently filed one report, relating to one transaction, after the due date thereof and the George J. Kubat Trust inadvertently filed two reports, relating to two transactions, after the due date thereof.

                      ITEM 2: APPROVE AN AMENDMENT TO THE
           SITEL CORPORATION 1995 NON-EMPLOYEE DIRECTORS OPTION PLAN

    The Board of Directors of SITEL has adopted an amendment to the Non-Employee Directors Plan, subject to stockholder approval.

    The amendment to the Non-Employee Directors Plan amends the sections captioned "EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN" and "AMENDMENT AND TERMINATION". The amendment to the first captioned section provides that if a surviving, acquiring or affiliated corporation does not assume the directors' outstanding options in the event the Company dissolves, liquidates, merges or consolidates with another corporation and is not the surviving corporation, or substantially all of the assets or more than 80% of the outstanding Common Stock of the Company is sold, then the directors have the right to exercise their outstanding options, to the extent that they are then exercisable pursuant to the Plan, prior to such events. The amendment to the second captioned section eliminates the reference to obtaining stockholder approval of certain Plan amendments.

    The Board of Directors of the Company intends to submit the following Resolution to the stockholders of the Company at the Special Meeting:

        RESOLVED, that the stockholders of the Company hereby approve the amendment to the SITEL Corporation 1995 Non-Employee Directors Stock Option Plan which is set forth in Appendix A to the Proxy Statement for the 1996 Annual Meeting.

    THE BOARD RECOMMENDS A VOTE FOR THE RESOLUTION APPROVING THE AMENDMENT TO THE SITEL CORPORATION 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN. Proxies received by the Board of Directors of the Company will be voted for such Resolution unless stockholders specify a contrary choice in their proxies. Approval of such Resolution will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, present in person or by proxy.

                    ITEM 3: APPROVE THE AMENDED AND RESTATED
               SITEL CORPORATION 1995 EMPLOYEE STOCK OPTION PLAN

    In 1995, the Company's Board of Directors adopted, and the Company's stockholders approved, the SITEL Corporation 1995 Employee Stock Option Plan ("Prior Plan"). As of September 5, 1996, a total of 834,727 options was outstanding under the Prior Plan.

    Subject to stockholder approval, the Company's Board of Directors has adopted the Amended and Restated SITEL Corporation 1995 Employee Stock Option Plan ("Restated Plan"), which amends and restates the Prior Plan. The material changes from the Prior Plan are to (a) provide for issuance of up to a total of 4,900,000 shares of Common Stock, an increase of 3,500,000 shares from the Prior Plan, (b) expand the possible awards to include stock appreciation rights, restricted stock, performance share awards, and performance unit awards, as well as the non-qualified and incentive stock options permitted under the Prior Plan,
(c) increase the maximum possible term of options (other than incentive options granted to 10% shareholders) under the plan to 10 years, from 5 years and 90 days under the Prior Plan, and (c) permit non-qualified options to be granted at any exercise price at or above the par value of the Common Stock. Approval of the Restated Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the meeting and entitled to vote.

    The following summary of the material terms of the Restated Plan, a copy of which is attached hereto as Appendix B, does not purport to be complete and is subject to and qualified in its entirety by the full terms of the Restated Plan.

    All employees and independent consultants of the Company and its subsidiaries (including an employee or independent consultant who is an officer or director) are eligible to participate in the Restated Plan. The Plan Administrator, which is a committee consisting of at least two non-employee directors, administers the Restated Plan, selects the employees and independent consultants who will participate in the Restated Plan, and grants awards to participants.

    The Restated Plan permits the grant of various types of incentive awards ("Awards") including (a) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options") and/or options that do not qualify as Incentive Options ("Non-Qualified Options") (collectively, "Options"), (b) stock appreciation rights with respect to shares of Common Stock of the Company ("SARs"), (c) nonvested or restricted shares of Common Stock of the Company ("Restricted Stock"), (d) performance share awards which are designated as a specified number of shares of Common Stock of the Company and earned based on performance ("Performance Shares"), and
(e) performance unit awards which are designated as having a certain value per unit and earned based on performance ("Performance Units"). The aggregate number of shares of Common Stock which may be utilized and/or issued with respect to Awards is 4,900,000. The aggregate market value of the Common Stock underlying the Awards permitted by the Plan is $230,300,000, based upon the $47.00 closing price of the Common Stock as of September 20, 1996.

    Incentive Options may not be granted at exercise prices less than the fair market value of the Common Stock on the date of grant (or, for an option granted to a person holding more than 10% of the Company's voting stock, at less than 110% of fair market value). Non-Qualified Options may not be granted at exercise prices below the par value of the shares of Common Stock. The Restated Plan is not qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). The tax consequences of the issuance and exercise of Options granted under the Restated Plan depend upon whether they are Incentive Options or Non-Qualified Options. The tax treatment of Incentive Options is governed by Sections 421 and 422 of the Code while the tax treatment of Non-Qualified Options is governed by Section 83 of the Code. Generally, holders of Incentive Options are subject to tax, at capital gains rates, at the time they dispose of the stock acquired upon exercise of the Incentive Option, subject to certain required minimum holding periods. If the stock has not been held for the requisite minimum holding period, the income realized will be taxed at ordinary income rates at the time of the disqualifying disposition and the Corporation receives a corresponding income tax deduction. Generally, holders of Non-Qualified Options are subject to tax, at ordinary income rates, at the time of exercise of the Non-Qualified Option and the Company receives a corresponding income tax deduction and future appreciation after the exercise date is subject to capital gains treatment.

    SARs allow a participant to receive all or any portion of the future appreciation in the fair market value of one share of Common Stock on the date of exercise over the exercise price of such SAR. SARs are granted at exercise prices as determined by the Plan Administrator. The Company may settle the SAR in the form of cash (either in a lump sum payment or in installments), whole shares of Common Stock or a combination thereof, as the participant's award agreement prescribes.

    Restricted Stock may be vested or may be nonvested until specific conditions specified in the participant's award agreement are met. Restricted Stock may be issued to a participant with or without payment by the participant of any consideration, unless required to pay a minimum price such as par value.

    Performance Shares and Performance Units may be granted without payment by the participant of any consideration and vest upon achievement of the applicable objectives within the applicable performance period. Following the end of the applicable performance period, the Company may settle vested Performance Shares and Performance Units in the form of cash (either in a lump sum payment or in installments), whole shares of Common Stock or a combination thereof, as the participant's award agreement prescribes.

    Awards may be granted pursuant to the Restated Plan through September 20, 2005. All awards which are outstanding on such date remain in effect until they are exercised or expire by their terms. The Restated Plan expires for all purposes on September 20, 2015. The Board is authorized to extend the Plan for an additional term at any time; however, no Incentive Options may be granted under the Restated Plan during an extended term unless, if stockholder approval is then required by the Code or applicable regulations, the extension is approved by the stockholders of the Company within one year of such extension. The Plan Administrator may amend or terminate the Restated Plan at any time, subject to stockholder approval if then required by the Code or applicable regulations with respect to amendments that would (i) increase the aggregate number of shares of Common Stock issuable as Incentive Options under the Restated Plan, or (ii) change the designation of the class of persons eligible to receive Incentive Options.

    A participant whose employment ceases for cause forfeits all unexercised vested Awards and all nonvested Awards. A participant whose employment ceases because of total and permanent disability or for any reason other than death or for cause forfeits any non-vested Awards and has three months after termination within which to exercise his or her vested Awards. Awards may not be transferred other than by will or the laws of descent and distribution and the vested portion of Awards may be exercised during the lifetime of an optionee only by the optionee. The vested portion of Awards which have been granted to employees who terminate employment due to death may be exercised for a period of one year thereafter, except that any Performance Share, Performance Unit, or share of Restricted Stock which is not vested and did not become vested as a consequence of the participant's death is forfeited. The term of each award, which is fixed at the date of grant, may not exceed ten years from the date the award is granted, except that an Incentive Option granted to a person holding more than 10% of the Company's voting stock may be exercisable only for five years. Each share of Restricted Stock which is not vested within 10 years from the date the Restricted Stock was granted is forfeited.

    Awards may be made exercisable in whole or in installments. Unless otherwise provided in the particular award agreement, if the Company dissolves, liquidates, merges or consolidates with another corporation and is not the surviving corporation, or substantially all of the assets or more than 80% of the outstanding Common Stock of the Company is sold, unless the surviving or acquiring entity or an affiliated entity assumes the outstanding Awards, then each Award shall expire as of the effective date of such transaction, provided that the Plan Administrator shall give at least fifteen (15) days prior written notice of such event to any participant who shall then have the right to exercise his or her Vested Awards (in the manner provided in the award agreement) prior to the effective date of such transaction, subject to earlier expiration pursuant to the Plan.

    Participants must comply with a right of first refusal in favor of the Company with respect to the sale of any shares of Common Stock acquired upon exercise of Awards granted under the Restated Plan. All shares of Common Stock issued pursuant to the Restated Plan will be subject to a Voting Agreement in favor of James F. Lynch and to a right of first refusal in favor of the Company with respect to the sale of any shares acquired upon exercise of options or other awards granted under the Restated Plan.

    The Board of Directors of the Company intends to submit the following Resolution to the stockholders of the Company at the Special Meeting:

        RESOLVED, that the stockholders of the Company hereby approve the Amended and Restated SITEL Corporation 1995 Employee Stock Option Plan which is set forth in Appendix B to the Proxy Statement for the 1996 Annual Meeting.

    THE BOARD RECOMMENDS A VOTE FOR THE RESOLUTION APPROVING THE AMENDED AND RESTATED SITEL CORPORATION 1995 EMPLOYEE STOCK OPTION PLAN. Proxies received by the Board of Directors of the Company will be voted for such Resolution unless stockholders specify a contrary choice in their proxies. Approval of such Resolution will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock, present in person or by proxy.

          ITEM 4: RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors, acting upon recommendation of the Audit Committee, has appointed the firm of Coopers & Lybrand L.L.P. to examine the financial statements of the Company for the fiscal year ending May 31, 1997. The same firm conducted the examinations for fiscal 1991 through 1996. The stockholders are asked to approve the Board's appointment of Coopers & Lybrand L.L.P. for the fiscal year ending May 31, 1997.

    A representative of Coopers & Lybrand L.L.P. will be present at the meeting. The representative will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

    THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL RATIFYING THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.

                           1997 STOCKHOLDER PROPOSALS

    The date by which shareholder proposals must be received by the Company for inclusion in the proxy materials relating to the 1997 Annual Meeting of Stockholders is July 1, 1997.

                                 OTHER MATTERS

    Neither the Board of Directors nor management intends to bring any matter for action at the meeting other than those matters described above. If other matters or proposals should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                                   APPENDIX A
                                AMENDMENT NO. 1
                                     TO THE
        SITEL CORPORATION 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                    (A/K/A THE NON-EMPLOYEE DIRECTORS PLAN)

             As adopted by the Board of Directors on September 20, 1996

    1. The section of the SITEL Corporation 1995 Non-Employee Directors Stock Option Plan captioned "EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN" is amended to state in its entirety as follows:

                 EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

        9.1 CHANGE IN STOCK. If there is any change in the outstanding shares of Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, or combination or exchange of shares, or by reason of any merger, consolidation, spinoff, or other corporate reorganization in which the Company is the surviving corporation, then the number of shares of Stock available for issuance under the Plan both in the aggregate and with respect to each outstanding Option, and the Option Exercise Price per share under outstanding Options, shall be equitably adjusted by the Committee, whose determination shall be final, binding, and conclusive. In the event of (i) a dissolution or liquidation of the Corporation, (ii) merger or consolidation of the Corporation with another corporation or other entity pursuant to which the Corporation is not the surviving entity, (iii) sale or lease of all or substantially all the business assets of the Corporation, or (iv) the sale of more than 80% of the outstanding Common Stock of the Corporation in a single transaction or series of related transactions involving the same acquiring entity or person, unless (A) the surviving or acquiring corporation or entity or an affiliated corporation or entity assumes the outstanding options (which assumption may take the form of replacement of the outstanding options with substantially equivalent options from the surviving or acquiring or affiliated corporation or entity, and with the determination as to whether the outstanding options have been assumed and whether the assumption involved "substantially equivalent" options being determined by the Committee within its complete discretion) then (B) each outstanding Option shall expire as of the effective date of such transaction, provided that the Committee shall give at least fifteen (15) days prior written notice of such event to any Participants having outstanding Options who shall then have the right to exercise his or her outstanding Options, in whole or in part, but only to the extent they are then exercisable under the terms of the Plan, prior to the effective date of such transaction, subject to earlier expiration of such Options pursuant to the applicable Option Agreement.

    2. The section of the SITEL Corporation 1995 Non-Employee Directors Stock Option Plan captioned "Amendment and Termination" is amended to state in its entirety as follows:

                           AMENDMENT AND TERMINATION

        10.1 AMENDMENT AND TERMINATION. The Board from time to time may suspend, discontinue, revise, or amend the Plan in any respect whatsoever, except that (i) no such amendment shall materially impair any rights or materially increase any obligations under any Option previously granted under the Plan without the consent of the Participant holding such Option (or, upon the Participant's death, the person having the right to exercise the Option); and (ii) to the extent required by Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, in effect from time to time, Plan or Option Agreement provisions relating to amount, price and timing of Options shall not be amended more than once every six months, except that the foregoing shall not preclude any amendment to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder in effect from time to time. For purposes of this Section 10.1, an action of the Board or the Committee that in any way alters or affects the tax treatment of any Option shall not by itself be considered to materially impair any rights of the Participant. The Committee may cancel any Option under the Plan and issue a new Option in substitution therefor. The Committee also may amend any outstanding Option Agreement to (i) accelerate the time or times at which an Option may be exercised, (ii) waive or amend any restrictions or conditions set forth in the Option Agreement, or (iii) make such other changes therein as the Committee in its sole discretion may deem appropriate. However, any such cancellation or amendment that materially impairs the rights or materially increases the obligations of a Participant under an outstanding Option shall be made only with the consent of the Participant (or, upon the Participant's death, the person having the right to exercise the Option).

                                   APPENDIX B
                              AMENDED AND RESTATED
                               SITEL CORPORATION
                        1995 EMPLOYEE STOCK OPTION PLAN

1.  PURPOSE.

    The Plan is intended to provide key employees and independent consultants of SITEL Corporation (including an employee or independent consultant who is an officer or director) an opportunity to acquire an equity interest in the Corporation. The Corporation intends to use the Plan to attract and retain Participants' services, motivate Participants to increase the Corporation's value, and have flexibility in compensating Participants.

    The Plan allows the Corporation to reward Participants with (i) incentive stock options and/or non-qualified stock options to purchase shares of common stock of the Corporation, (ii) stock appreciation rights with respect to shares of common stock of the Corporation, (iii) nonvested/restricted shares of common stock of the Corporation, (iv) performance share awards which are designated as a specified number of shares of common stock of the Corporation and earned based on performance, and (v) performance unit awards which are designated as having a certain value per unit and earned based on performance.

    The Corporation has reserved a specified number of shares of common stock of the Corporation for purposes of this Plan.

2.  DEFINITIONS.

    (a) "ACT" shall mean the Securities Act of 1933, as amended.

    (b) "AWARD" shall mean any award granted under the Plan, including any Option, Stock Appreciation Right, Restricted Stock, Performance Share, or Performance Unit.

    (c) "AWARD AGREEMENT" shall mean, with respect to each Award granted to a Participant, the signed written agreement between the Corporation and the Participant setting forth the terms and conditions of the Award.

    (d) "BOARD" shall mean the Board of Directors of the Corporation.

    (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    (f) "COMMITTEE" shall mean the committee appointed by the Board in accordance with Section 4 to administer the Plan, unless the Board, itself, administers the Plan.

    (g) "COMMON STOCK" shall mean the voting common stock of the Corporation.

    (h) "COMPENSATION COMMITTEE" shall mean the compensation committee of the Board.

    (i) "CORPORATION" shall mean SITEL Corporation.

    (j) "DIRECTOR" shall mean a member of the Board.

    (k) "EMPLOYEE" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, or retained as an independent consultant by the Corporation or any Subsidiary (including an employee or independent consultant who is an officer or director). The Plan Administrator shall be responsible for determining when an Employee's period of employment or service is deemed to be continued during an approved leave of absence.

    (l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    (m) "EXERCISE PRICE" shall mean:

        (i) With respect to an Option, the price per Share at which the Option may be exercised, as determined by the Plan Administrator and as specified in the Participant's Award Agreement; or

        (ii) With respect to a Stock Appreciation Right, the price per Share which is the base price for determining the future value of the Stock Appreciation Right, as determined by the Plan Administrator and as specified in the Participant's Award Agreement.

    (n) "FAIR MARKET VALUE" shall mean the value of each Share determined as of any specified date as follows:

        (i) If the Shares are traded on any recognized United States securities exchange, the value per Share shall be the closing price of the Common Stock on the business day immediately preceding such specified date (or, if there are no sales on that day, the last preceding day on which there was a sale) on the principal exchange on which the Common Stock is traded;

        (ii) If the Shares are not traded on any United States securities exchange but are traded on any formal over-the-counter quotation system in general use in the United States, the value per Share shall be the average of the high and low prices of the Common Stock on the business day immediately preceding such specified date (or, if there are no such quotations on that day, the last preceding day on which there were such quotations) on the principal system on which the Common Stock is traded; or

       (iii) If neither Paragraph (i) nor (ii) applies, the value per Share shall be determined by the Plan Administrator in good faith, based on uniform principles consistently applied, as an estimate of the value per Share a willing purchaser would pay a willing seller with both parties having full knowledge of all relevant material facts. Such determination shall be conclusive and binding on all persons.

    (o) "FAMILY MEMBER" shall mean a person who is the spouse of a Participant, a parent of a Participant, or the parent of a spouse of a Participant, a lineal descendant of a Participant, or the spouse of a lineal descendant of a Participant.

    (p) "FOR CAUSE" shall mean, except as otherwise specifically defined in a Participant's Award Agreement, the termination of a Participant's status with the Corporation as an Employee for any of the following reasons, as determined by the Plan Administrator in accordance with Section 4(d)(xii):

        (i) The Participant commits a material breach of any employment, consulting or similar agreement with the Corporation, as determined under such agreement;

        (ii) The Participant is convicted of or pleads guilty to a felony or a crime involving moral turpitude, provided such felony or crime has a material detrimental impact on the Corporation's (or an affiliate's) business and/or prevents or materially impairs the Participant's effective performance of the Participant's principal duties under any employment, consulting or similar agreement with the Corporation; or

       (iii) The Participant willfully fails or habitually neglects to perform the Participant's principal duties under any employment, consulting or similar agreement with the Corporation or performs such duties other than in good faith and the Participant fails to timely correct such performance or take meaningful action(s) to correct such performance.

    (q) "INCENTIVE STOCK OPTION" shall mean an Option of the type which is described in Section 422(b) of the Code.

    (r) "NON-EMPLOYEE DIRECTOR" shall mean a director within the meaning of Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act.

    (s) "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not of the type described in Section 422(b) or 423(b) of the Code.

    (t) "OPTION" shall mean any Option which is granted pursuant to the Plan to purchase Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

    (u) "PARTICIPANT" shall mean any individual to whom an Award has been granted under the Plan, and such term shall include, where appropriate, the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant as provided in this Plan.

    (v) "PERFORMANCE SHARE" shall mean an Award designated as a specified number of Shares which may, in whole or in part, be earned by and paid to a Participant (in cash or in Shares) at the end of a performance period based on performance during that period in achieving the performance objectives specified in the Participant's Award Agreement.

    (w) "PERFORMANCE UNIT" shall mean an Award designated as a specified dollar value which may, in whole or in part, be earned by and paid to the Participant (in cash or in Shares) at the end of a performance period based on performance during that period in achieving the performance objectives specified in the Participant's Award Agreement.

    (x) "PLAN" shall mean this SITEL Corporation 1995 Employee Stock Option Plan, as amended. The original effective date of the Plan was June 7, 1995.

    (y) "PURCHASE PRICE" shall mean, at any specified time, the Exercise Price of an Option to purchase one Share times the number of Shares subject to such Option being exercised.

    (z) "PYRAMIDING" shall mean, if the Plan Administrator in its sole discretion permits, a Participant's payment, in whole or in part, of the Exercise Price of an Option made by exchanging a Share or Share(s) that the Participant had acquired pursuant to the exercise of another Option during the preceding six months (under this Plan or any other plan or program of the Corporation) or had otherwise acquired from the Corporation during the preceding six months without paying full consideration for such Share(s).

    (aa) "RELOAD" shall mean the grant of new Options to a Participant who exercises an Option with previously acquired Shares, with the number of new Options being equal to the number of Shares the Participant submits to the Corporation to pay for Options just exercised.

    (bb) "RESTRICTED STOCK" shall mean a Share(s) of Common Stock issued to a Participant which at issuance is either Vested or not Vested until specific conditions specified in the Participant's Award Agreement are met.

    (cc)  "SHARE"  shall mean one authorized share of Common Stock.

    (dd) "STOCK APPRECIATION RIGHT" OR "SAR" shall mean a right issued to a Participant to receive all or any portion of the future appreciation in the Fair Market Value of one Share over the Exercise Price of such right. A Stock Appreciation Right may be settled in cash or Shares.

    (ee) "SUBSIDIARY" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 80% or more of the voting power in one of the other corporations in such chain.

    (ff) "TANDEM OPTION/STOCK APPRECIATION RIGHT" shall mean an Option to purchase a specified number of Share(s) and a Stock Appreciation Right granted with respect to a specified number of Share(s) which are granted together and designated as a "Tandem Option/SAR" in the Participant's Option Agreement, whereby the exercise of either the Option or the SAR cancels the other granted in tandem with it.

    (gg) "TEN PERCENT STOCKHOLDER" shall mean, for purposes of granting Incentive Stock Options, any person who owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of outstanding stock of the Corporation or any Subsidiary. For purposes of determining whether a person is a Ten Percent Stockholder:

        (i) A person shall be considered the owner of stock that is owned, directly or indirectly, by or for his or her brothers or sisters, spouse, ancestors, and lineal descendants;

        (ii) Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionally by or for its shareholders, partners or beneficiaries, respectively; and

       (iii) The term "outstanding stock" shall include all shares of stock actually issued and outstanding, but shall not include any shares of stock subject to stock options.

    (hh)  "TOTAL AND PERMANENT DISABILITY"  shall mean with respect to a
Participant:

        (i) The mental or physical disability, either occupational or non-occupational in cause, which satisfies the definition of "total disability" in the disability policy or plan provided by the Corporation covering the Participant; or

        (ii) If no such policy is then in effect, the Plan Administrator may, in its opinion exercised in good faith and based on such medical evidence that the Plan Administrator deems sufficient, determine that the Participant is "totally and permanently disabled" for this purpose as a result of a physical or mental condition which prevents the Participant from substantially performing the Participant's principal duties for the Corporation either indefinitely or for a period exceeding six months.

    (ii) "TRANSFER" as a verb shall mean to directly or indirectly issue, sell, transfer, assign, pledge, mortgage, create a security interest in, or in any other way encumber or dispose of Shares. "Transfer" as a noun shall mean any issuance, sale, transfer, assignment, pledge, mortgage, creation of a security interest in, or any other encumbrance or disposition of Shares.

    (jj) "VEST" OR "VESTING" shall mean the date, event or act prior to which an Award, in whole or in part, is not exercisable, and as a consequence of which the Award, in whole or in part, becomes exercisable for the first time.

    (kk) "VOTING AGREEMENT" shall mean the agreement in such form as the Plan Administrator from time to time may prescribe between a Participant being issued Shares and pursuant to which such Participant grants to James F. Lynch the power and right to vote the Shares such Participant receives upon the issuance of such Shares. The Voting Agreement shall operate and terminate in the manner provided in the Voting Agreement. The Corporation shall legend the restrictions imposed by the Voting Agreement on the stock certificates evidencing such Shares and shall take such other steps as it deems necessary to ensure compliance with the Voting Agreement.

    (ll) "VOTING POWER" shall mean the total combined rights to cast votes at elections for members of the Board.

3.  EFFECTIVE DATE.

    The Plan was originally adopted by the Corporation effective June 7, 1995, and was approved by the Corporation's shareholders in accordance with Section 18 on April 10, 1995. The Plan was adopted as restated by the Corporation effective September 20, 1996, subject to the approval of the Corporation's shareholders in accordance with Section 18.

4.  ADMINISTRATION.

    (a)  ADMINISTRATION BY THE BOARD OR THE COMMITTEE.

    The Plan Administrator shall be the Compensation Committee, provided all members of the Compensation Committee satisfy the criteria set forth in Section 4(b)(i). If any member of the Compensation Committee does not satisfy all such criteria, the Plan Administrator shall be either a special Committee appointed by the Board, consisting solely of persons who satisfy all such criteria, or the Board itself.

    (b)  THE COMMITTEE.

        (i) The Committee described in Section 4(a) shall consist of not less than two members, all of whom shall be Non-Employee Directors.

        (ii) The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two members, both members must be present to constitute a quorum, and if the Committee has three or more members, a majority of the Committee shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.

       (iii) Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan, subject to the remainder of this Section 4(b)(iii). No member shall act upon the granting of an Award to himself or herself.

    (c)  POWERS OF THE PLAN ADMINISTRATOR.

    On behalf of the Corporation and subject to the provisions of the Plan and Rule 16b-3 of the Exchange Act, the Plan Administrator shall have the authority and complete discretion to:

        (i) Prescribe, amend and rescind rules and regulations relating to the Plan;

        (ii) Select Participants to receive Awards;

       (iii) Determine the form and terms of Awards;

        (iv) Determine the number of Shares or other consideration subject to Awards;

        (v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation;

        (vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

       (vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

      (viii) Determine whether an Award has been earned and/or Vested;

        (ix) Determine whether a Participant has incurred a Total and Permanent Disability;

        (x) Accelerate or, with the consent of the Participant, defer the Vesting of any Award and/or the exercise date of any Award;

        (xi) Determine if a period of service performed by an Employee is "continuous" for purposes of the Plan;

       (xii) Determine whether a Participant's status with the Corporation as an Employee has been terminated For Cause;

      (xiii) Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award as made by the Plan Administrator;

       (xiv) With the consent of the Participant, if such action will materially impair any rights or materially increase any obligations of such Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;

       (xv) Without the consent of the Participant, if such action will not materially impair any rights or materially increase any obligations of such Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;

       (xvi) Determine, upon review of relevant information, the Fair Market Value of the Common Stock ; and

      (xvii) Make all other determinations deemed necessary or advisable for the administration of the Plan.

    (d)  PLAN ADMINISTRATOR'S INTERPRETATION OF THE PLAN.

    The Plan Administrator's interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all persons claiming an interest in an Award granted or issued under the Plan. Neither the Plan Administrator, a member of the Committee nor any Director shall be liable for any action or determination made in good faith with respect to the Plan. The Corporation, in accordance with its bylaws, shall indemnify and defend such parties to the fullest extent provided by such bylaws and any other applicable law.

    (e)  NON-UNIFORM DETERMINATIONS.

    The Plan Administrator's determinations under the Plan need not be uniform and may be made by the Plan Administrator selectively among persons who are granted, or are eligible to be granted, Awards under the Plan (whether or not such persons hold similar positions or are otherwise similarly situated). Without limiting the generality of the foregoing, the Plan Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (i) the persons to whom Awards are granted or to be granted under the Plan, and (ii) the terms and provisions of Awards granted under the Plan.

5.  PARTICIPATION.

    (a)  ELIGIBILITY FOR PARTICIPATION.

    Subject to the conditions of Section 5(b), all Employees are eligible to be selected as Participants by the Plan Administrator, in its discretion. The Plan Administrator's determination of an individual's eligibility for participation shall be final.

    (b)  ELIGIBILITY FOR AWARDS.

    The Plan Administrator has the authority, in its discretion, to grant Awards to Participants. A Participant may be granted more than one Award under the Plan.

6.  SHARES OF STOCK OF THE CORPORATION.

    (a)  SHARES SUBJECT TO THIS PLAN.

    Awards which are granted or issued under this Plan shall be with respect to the authorized but unissued or reacquired Shares of the Corporation's Common Stock. The aggregate number of Shares which may be issued as Restricted Stock, issued upon the exercise of Options and/or which may be utilized with respect to Stock Appreciation Rights, Performance Shares and Performance Units settled in cash or in Shares under this Plan shall not exceed four million nine hundred thousand (4,900,000) Shares, subject to adjustment under Section 12.

    (b)  ADJUSTMENT OF SHARES.

    In the event an adjustment is made pursuant to Section 12, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Price of and number of Shares subject to outstanding Options, (iii) the Exercise Price of and number of Shares with respect to which there are outstanding Stock Appreciation Rights, and (iv) any other factor pertaining to outstanding Awards may be duly and proportionately adjusted (as determined by the Plan Administrator in its complete discretion), subject to any required action by the Board or the stockholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Plan Administrator in its complete discretion; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value, if any, of the Shares.

    (c)  AWARDS NOT TO EXCEED SHARES AVAILABLE.

    The number of Shares subject to Awards which have been granted under this Plan at any time during the Plan's term shall not, in the aggregate at any time, exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to a Stock Appreciation Right that is settled in cash shall not count as Shares issued under the Plan and shall again be available for grant or issuance under the Plan. The number of Shares subject to a Performance Share or Performance Unit that is settled in cash shall not count as Shares issued under the Plan and shall again be available for grant or issuance under the Plan. The number of Shares subject to an Award which expires, is canceled, is forfeited or is terminated for any reason shall not count as Shares issued under the Plan and shall again be available for issuance under the Plan. The number of Shares of restricted stock issued in exchange for non-Vested Shares pursuant to
Section 14 shall not count as Shares issued under the Plan.

7.  TERMS AND CONDITIONS OF OPTIONS.

    (a)  ELIGIBILITY FOR INCENTIVE STOCK OPTIONS.

        (i) Subject to Section 7(a)(ii), Incentive Stock Options may be granted only to Employees (irrespective of whether an Employee is also an officer or Director). Employees who are not employed within the meaning of Section 3401 of the Code and the regulations thereunder are not eligible to be awarded Incentive Stock Options.

        (ii) Any Employee who is a Ten Percent Stockholder is eligible to be granted an Incentive Stock Option only if (A) the Exercise Price of each Share subject to such Incentive Stock Option, when granted, is equal to or exceeds 110% of the Fair Market Value of a Share, and (B) the term of the Incentive Stock Option does not exceed five years.

    (b)  STOCK OPTION AWARD AGREEMENTS.

    Each Option shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Option, provided that all such terms shall be subject to and consistent with this Plan.

    (c)  NUMBER OF SHARES COVERED BY AN OPTION.

    Each Award Agreement shall state the number of Shares for which the Option is exercisable, subject to adjustment of such Shares pursuant to Section 12.

    (d)  EXERCISE OF OPTIONS.

    Only a Participant may exercise an Option, and the Participant may exercise an Option only on or after the date on which the Option Vests, as provided in
Section 7(e) below, and only on or before the date on which the term of the Option expires, as provided in Section 7(f) below. Each Award Agreement shall specify the manner and procedure for exercising an Option, and shall specify the effective date of such exercise.

    (e)  VESTING OF OPTIONS.

    Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which an Option shall Vest, in whole or in part, with respect to all or a specified portion of the Shares covered by such Option. The conditions set forth in the Award Agreement shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

    (f)  TERM AND EXPIRATION OF OPTIONS.

    Subject to Section 7(q), except as otherwise specifically provided in a Participant's Award Agreement, the term of an Option shall expire on the first to occur of the following events:

        (i) The tenth anniversary of the date the Option was granted (substituting "fifth anniversary" for "tenth anniversary" for an Incentive Stock Option granted to a Ten Percent Stockholder);

        (ii) The date determined under Section 7(j)(ii) for a Participant who ceases to be an Employee for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

       (iii) The date determined under Section 7(k) for a Participant who ceases to be an Employee by reason of the Participant's death;

        (iv) The date determined under Section 7(l) for a Participant who ceases to be an Employee by reason of the Participant's Total and Permanent Disability;

        (v) The date determined under Section 7(m) for a Participant who ceases to be an Employee For Cause;

        (vi) On the effective date of a transaction described in Section 12(b);
    or

       (vii) The expiration date specified in the Award Agreement pertaining to the Option.

    (g)  EXERCISE PRICE.

    Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, subject to the following conditions:

        (i) The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted (substituting "110%" for "100%" for any Incentive Stock Option granted to a Ten Percent Stockholder); and

        (ii) Notwithstanding Section 7(g)(i) above, the Exercise Price of an Option may not be below the par value, if any, of the Shares.

    (h)  MEDIUM AND TIME OF PAYMENT OF PURCHASE PRICE.

    A Participant may exercise an Option by delivering notice to the Corporation in the manner specified in the Participant's Award Agreement. A Participant exercising an Option shall pay the Purchase Price for the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Plan Administrator in its discretion allows the Participant to pay the Purchase Price in a manner allowed under Section 16, so long as the sum of cash so paid and such other consideration equals the

Purchase Price. The sequential exercise of an Option through Pyramiding is specifically allowable under the Plan, subject to the consent of the Plan Administrator, in its discretion. The granting of Reload Options is also allowable under the Plan, subject to the consent of the Plan Administrator, in its discretion.

    (i)  NONTRANSFERABILITY OF OPTIONS.

    An Option granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, an Option is transferable by the Participant only by will or the laws of descent and distribution. Any attempted assignment, transfer or attachment by any creditor in violation of this Section 7(i) shall be null and void.

    (j) TERMINATION OF EMPLOYEE STATUS FOR ANY REASON OTHER THAN DEATH, TOTAL AND PERMANENT DISABILITY OR FOR CAUSE.

        (i) For purposes of this Section 7(j), a Participant's status as an Employee will be treated as continuing intact while the Participant is an Employee or is on military leave, sick leave or other bona fide leave of absence, as determined by the Plan Administrator. The preceding sentence notwithstanding, for determinations pertaining to Incentive Stock Options, Employee status shall be deemed to terminate on the date that a Participant is no longer eligible to receive an Incentive Stock Option pursuant to
    Section 7(a).

        (ii) If a Participant ceases to be an Employee for any reason other than death, Total and Permanent Disability or For Cause, then (A) the Participant's Options which are not Vested at the time that the Participant ceases to be an Employee shall be forfeited, and (B) the Participant's Options which are Vested at the time the Participant ceases to be an Employee shall expire at 12:00 Midnight on the three-month anniversary of the date that the Participant ceases to be an Employee (but not beyond the date that the term of the Option would earlier have expired pursuant to
    Section 7(f)), subject to the following:

           (1) Pursuant to Section 7(o), the Plan Administrator may, in its complete discretion, grant an extension of the three-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

           (2) Any unexercised Incentive Stock Option shall in any event expire no later than 12:00 Midnight on the three month anniversary of the date the Participant ceases to be an Employee.

    (k) DEATH OF PARTICIPANT.

    If a Participant dies while an Employee, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a result of the Participant's death, at any time within one (1) year after the Participant's death (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 7(f) had the Participant's death not occurred), subject to the following:

        (i) Pursuant to Section 7(o), the Plan Administrator may, in its complete discretion, grant an extension of the one-year expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

        (ii) Any unexercised Incentive Stock Option shall in any event expire no later than 12:00 Midnight on the one year anniversary of the Participant's death.

    (l) TOTAL AND PERMANENT DISABILITY OF PARTICIPANT.

    If a Participant ceases to be an Employee as a consequence of Total and Permanent Disability, any Option granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or became Vested as a result of Participant's Total and Permanent Disability, at any time within three months after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 7(f) had the Participant's Total and Permanent Disability not occurred), subject to the following:

        (i) Pursuant to Section 7(o), the Plan Administrator may, in its complete discretion, grant an extension of the three month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Option shall expire at 12:00 Midnight on the last day of such extension; and

        (ii) Any unexercised Incentive Stock Option shall expire no later than 12:00 Midnight on the one year anniversary of the date the Participant ceases to be an Employee by reason of Total and Permanent Disability.

    (m) TERMINATION FOR CAUSE.

    If a Participant ceases to be an Employee For Cause, any Vested Option granted to the Participant which has not been exercised as of the date such termination For Cause occurs shall be forfeited.

    (n) RIGHTS AS A STOCKHOLDER.

    A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares for which an Option is exercisable or has been exercised until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

    (o) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

    Within the limitations of the Plan, the Plan Administrator may, in its discretion, modify, extend or renew any outstanding Option or accept the cancellation of outstanding Options for the granting of a new Award in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option shall:

        (i) Without the consent of the Participant, materially impair any rights or materially increase any obligations under any Option previously granted or cause an Incentive Stock Option previously granted to fail to satisfy all the conditions required to qualify as an Incentive Stock Option; or

        (ii) Exceed or otherwise violate any limitation set forth in this
    Section 7.

    (p) OTHER PROVISIONS.

    An Award Agreement may contain such other provisions as the Plan Administrator in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

        (i) Restrictions on the exercise of the Option;

        (ii) Submission by the Participant of such forms and documents as the Plan Administrator may require; and/or

       (iii) Procedures to facilitate the payment of the Exercise Price of an Option under any method allowable under Section 16.

    (q) NO DISQUALIFICATION OF INCENTIVE STOCK OPTIONS.

    Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code (except as provided in
Section 7(r)).

    (r) LIMITATION ON INCENTIVE STOCK OPTIONS.

    The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the date of grant of such Incentive Stock Option) of all Shares with respect to which a Participant's Incentive Stock Options become Vested during any calendar year (under the Plan and under other incentive stock option plans of the Corporation, if any) shall not exceed US$100,000. Any purported Incentive Stock Options in excess of such limitation shall be recharacterized as Non-Qualified Stock Options.

8.  STOCK APPRECIATION RIGHTS.

    (a) STOCK APPRECIATION RIGHT AWARD AGREEMENTS.

    Each Stock Appreciation Right shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Stock Appreciation Right, provided that all such terms shall be subject to and consistent with this Plan.

    (b) NUMBER OF SHARES COVERED BY A STOCK APPRECIATION RIGHT.

    Each Stock Appreciation Right Award Agreement shall state the number of Shares to which it pertains and the Exercise Price which is the basis for determining future appreciation, subject to adjustment pursuant to Section 12.

    (c) STOCK APPRECIATION RIGHTS ISSUED AND EXERCISED WITHOUT PAYMENT OF CONSIDERATION.

    A Stock Appreciation Right shall be issued to and exercised by a Participant without payment by the Participant of any consideration.

    (d) EXERCISE OF STOCK APPRECIATION RIGHTS.

    Only a Participant may exercise a Stock Appreciation Right, and the Participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right Vests, as provided in Section 8(e), below, and only on or before the date on which the Stock Appreciation Right expires, as provided in Section 8(f) below. Each Award Agreement shall specify the manner and procedure for exercising a Stock Appreciation Right, and shall specify the effective date of such exercise.

    (e) VESTING OF STOCK APPRECIATION RIGHTS.

    Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which the Stock Appreciation Right to which it pertains Vests, in whole or in part. The conditions set forth in the Award Agreement shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

    (f) TERM AND EXPIRATION OF STOCK APPRECIATION RIGHTS.

    Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Stock Appreciation Right shall expire on the first to occur of the following events:

        (i) The tenth anniversary of the date the Stock Appreciation Right was granted;

        (ii) The date determined under Section 8(i)(ii) for a Participant who ceases to be an Employee for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

       (iii) The date determined under Section 8(j) for a Participant who ceases to be an Employee by reason of the Participant's death;

        (iv) The date determined under Section 8(k) for a Participant who ceases to be an Employee by reason of the Participant's Total and Permanent Disability;

        (v) The date determined under Section 8(l) for a Participant who ceases to be an Employee For Cause;

        (vi) On the effective date of a transaction described in Section 12(b);
    or

       (vii) The expiration date specified in the Award Agreement pertaining to the Stock Appreciation Right.

    (g) EXERCISE AND SETTLEMENT OF A STOCK APPRECIATION RIGHT.

    A Participant may exercise a Vested Stock Appreciation Right by delivering notice to the Corporation in the manner specified in the Participant's Award Agreement. The Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares or a combination thereof, as the Award Agreement prescribes.

    (h) NONTRANSFERABILITY OF STOCK APPRECIATION RIGHTS.

    A Stock Appreciation Right granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, a Stock Appreciation Right is transferable by the Participant only by will or the laws of descent and distribution. Any attempted assignment, transfer or attachment by any creditor in violation of this Section 8(h) shall be null and void.

    (i) TERMINATION OF EMPLOYEE STATUS FOR ANY REASON OTHER THAN DEATH, TOTAL AND PERMANENT DISABILITY OR FOR CAUSE.

        (i) For purposes of this Section 8(i)(i), a Participant's status as an Employee will be treated as continuing intact while the Participant is an Employee or is on military leave, sick leave or other bona fide leave of absence, as determined by the Plan Administrator.

        (ii) If a Participant ceases to be an Employee for any reason other than death, Total and Permanent Disability or For Cause, then (A) the Participant's Stock Appreciation Rights which are not Vested at the time that the Participant ceases to be an Employee shall be forfeited, and (B) the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee shall expire at 12:00 Midnight on the three-month anniversary of the date that the Participant ceases to be an Employee (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f)), provided, that pursuant to Section 8(n), the Plan Administrator may, in its complete discretion, grant an extension of the three-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation Rights shall expire at 12:00 Midnight on the last day of such extension.

    (j) DEATH OF PARTICIPANT.

    If a Participant dies while an Employee, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a consequence of the Participant's death, at any time within one (1) year after the Participant's death (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f) had the Participant's death not occurred), provided that pursuant to Section 8(n), the Plan Administrator may, in its complete discretion, grant an extension of the one-year expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation Rights shall expire at 12:00 Midnight on the last day of such extension.

    (k) TOTAL AND PERMANENT DISABILITY OF PARTICIPANT.

    If a Participant ceases to be an Employee as a consequence of Total and Permanent Disability, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or became Vested as a consequence of the Participant's Total and Permanent Disability, at any time within three months after such date (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to 8(f) had the Participant's Total and Permanent Disability not occurred), provided that pursuant to Section 8(n), the Plan Administrator may, in its complete discretion, grant an extension of the three month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Stock Appreciation Right shall expire at 12:00 Midnight on the last day of such extension.

    (l) TERMINATION FOR CAUSE.

    If a Participant ceases to be an Employee For Cause, any Vested Stock Appreciation Right granted to the Participant which has not been exercised as of the date such termination For Cause occurs shall be forfeited.

    (m) RIGHTS AS A STOCKHOLDER.

    A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares to which a Stock Appreciation Right pertains, except for Stock Appreciation Rights settled in Shares and then not until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

    (n) MODIFICATION, EXTENSION, AND RENEWAL OF STOCK APPRECIATION RIGHTS.

    Within the limitations of the Plan, the Plan Administrator may, in its discretion, modify, extend or renew any outstanding Stock Appreciation Right or accept the cancellation of an outstanding Stock Appreciation Right for the granting of a new Award in substitution therefor. Notwithstanding the preceding sentence, no modification of a Stock Appreciation Right shall, without the consent of the Participant, materially impair any rights or materially increase any obligations under any Stock Appreciation Right previously granted.

    (o) OTHER PROVISIONS.

    An Award Agreement may contain such other provisions as the Plan Administrator in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

        (i) Restrictions on the exercise of the Stock Appreciation Right; and/or

        (ii) Submission by the Participant of such forms and documents as the Plan Administrator may require.

9.  RESTRICTED STOCK.

    (a) RESTRICTED STOCK AWARD AGREEMENTS.

    Each issuance of Shares of Restricted Stock shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Shares of Restricted Stock, provided that all such terms shall be subject to and consistent with the Plan.

    (b) NUMBER OF SHARES COVERED BY A RESTRICTED STOCK.

    Each Award Agreement shall state the number of Shares to which it pertains and the purchase price per Share that the Participant paid for such Shares, subject to adjustment pursuant to Section 12.

    (c) RESTRICTED STOCK MAY BE ISSUED WITH OR WITHOUT PAYMENT OF CONSIDERAT

    A Share of Restricted Stock may be issued to a Participant with or without payment by the Participant of any consideration, unless the Participant is required to pay a minimum purchase price for such Shares, such as par value.

    (d) VESTING OF RESTRICTED STOCK.

    Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which the Shares of Restricted Stock to which it pertains Vests, in whole or in part. The conditions set forth in the Award Agreement shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

    (e) FORFEITURE OF RESTRICTED STOCK.

    Except as otherwise specifically provided in a Participant's Award Agreement, a Share of Restricted Stock which is not Vested shall be forfeited on the first to occur of the following events:

        (i) The tenth anniversary of the date the Restricted Stock was granted;

        (ii) The date determined under Section 9(g)(ii) for a Participant who ceases to be an Employee for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

       (iii) The date determined under Section 9(h) for a Participant who ceases to be an Employee by reason of the Participant's death;

        (iv) The date determined under Section 9(i) for a Participant who ceases to be an Employee by reason of the Participant's Total and Permanent Disability;

        (v) The date determined under Section 9(j) for a Participant who ceases to be an Employee For Cause; or

        (vi) On the effective date of a transaction described in Section 12(b).

    (f) NONTRANSFERABILITY OF NOT VESTED RESTRICTED STOCK.

    A Share of Restricted Stock which is not Vested shall not be assignable or transferable. In the event of the Participant's death, a Share of Restricted Stock is transferable by the Participant only by will or the laws of descent and distribution. Any attempted assignment, transfer or attachment by any creditor in violation of this Section 9(f) shall be null and void.

    (g) TERMINATION OF EMPLOYEE STATUS FOR ANY REASON OTHER THAN DEATH, TOTAL AND PERMANENT DISABILITY OR FOR CAUSE.

        (i) For purposes of this Section 9(g)(i), a Participant's status as an Employee will be treated as continuing intact while the Participant is an Employee or is on military leave, sick leave or other bona fide leave of absence, as determined by the Plan Administrator.

        (ii) If a Participant ceases to be an Employee for any reason other than death, Total and Permanent Disability or For Cause, then any Share of Restricted Stock which is not Vested at the time that the Participant ceases to be an Employee shall be forfeited.

    (h) DEATH OF PARTICIPANT.

    If a Participant dies while an Employee, any Share of Restricted Stock which is not Vested on the date of the Participant's death and did not become Vested as a consequence of the Participant's death shall be forfeited.

    (i) TOTAL AND PERMANENT DISABILITY OF PARTICIPANT.

    If a Participant ceases to be an Employee as a consequence of Total and Permanent Disability, any Share of Restricted Stock which is not Vested on the date that the Participant ceased to be an Employee and did not become Vested as a consequence of the Participant's Total and Permanent Disability, shall be forfeited.

    (j) TERMINATION FOR CAUSE.

    If a Participant ceases to be an Employee For Cause, any Share of Restricted Stock which is not Vested on the date such termination For Cause occurs shall be forfeited.

    (k) RIGHTS AS A STOCKHOLDER.

    A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares of Restricted Stock until the date a stock certificate for such Shares is issued to the Participant (whether or not Vested), and a Participant shall have no rights as a shareholder of the Corporation with respect to any Shares of Restricted Stock which are not Vested and which are forfeited. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

    (l) MODIFICATION, EXTENSION AND RENEWAL OF RESTRICTED STOCK WHICH IS NOT VESTED.

    Within the limitations of the Plan, the Plan Administrator may, in its discretion, modify, extend or renew the terms of any Share of Restricted Stock which is not Vested or accept the cancellation of any such Share for the granting of a new Award in substitution therefor. Notwithstanding the preceding sentence, no modification of a Share of Restricted Stock which is not Vested shall, without the consent of the Participant, materially impair any rights or materially increase any obligations with respect to such Share.

    (m) OTHER PROVISIONS.

    An Award Agreement may contain such other provisions as the Plan Administrator in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

        (i) Restrictions on the Vesting of the Restricted Stock;

        (ii) Establishment of an escrow agreement which enables the Corporation to hold the Restricted Stock on behalf of the Participant until such Restricted Stock Vests in such Participant; and/or

       (iii) Submission by the Participant of such forms and documents as the Plan Administrator may require.

10. PERFORMANCE SHARES AND PERFORMANCE UNITS.

    (a) PERFORMANCE SHARE AND PERFORMANCE UNIT AWARD AGREEMENTS.

    Each Performance Share and Performance Unit shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Performance Share or Performance Unit, provided that all such terms shall be subject to and consistent with this Plan.

    (b) NUMBER OF SHARES COVERED BY A PERFORMANCE SHARE AWARD.

    Each Performance Share Award Agreement shall state the number of Shares to which it pertains, subject to adjustment pursuant to Section 12.

    (c) VALUE OF A PERFORMANCE UNIT AWARD.

    Each Performance Unit Award Agreement shall state the value of such Award in US dollars.

    (d) PERFORMANCE SHARES AND PERFORMANCE UNITS ISSUED WITHOUT PAYMENT OF CONSIDERATION.

    A Performance Share or a Performance Unit shall be issued to a Participant without payment by the Participant of any consideration.

    (e) VESTING OF PERFORMANCE SHARES AND PERFORMANCE UNITS.

    Each Award Agreement shall include a performance based Vesting schedule describing the terms pursuant to which the Performance Share or the Performance Unit to which it pertains Vests, in whole or in part. The conditions set forth in the Award Agreement shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

    (f) TERM AND EXPIRATION OF PERFORMANCE SHARES AND PERFORMANCE UNITS.

    Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Performance Share or Performance Unit shall expire on the first to occur of the following events:

        (i) The tenth anniversary of the date the Performance Share and/or Performance Unit was granted;

        (ii) The date determined under Section 10(i)(ii) for a Participant who ceases to be an Employee for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

       (iii) The date determined under Section 10(j) for a Participant who ceases to be an Employee of the Corporation by reason of the Participant's death;

        (iv) The date determined under Section 10(k) for a Participant who ceases to be an Employee by reason of the Participant's Total and Permanent Disability;

        (v) The date determined under Section 10(l) for a Participant who ceases to be an Employee For Cause;

        (vi) On the effective date of a transaction described in Section 12(b);
    or

       (vii) The expiration date specified in the Award Agreement pertaining to the Performance Share or the Performance Unit.

    (g) SETTLEMENT OF A PERFORMANCE SHARE OR A PERFORMANCE UNIT.

    Following the end of the performance period applicable to a Performance Share or a Performance Unit and the Plan Administrator's determination of the extent to which the Award Vests, the Award shall be settled in the form of cash (either in a lump sum payment or in installments), whole Shares, or a combination thereof, as the Award Agreement prescribes.

    (h) NONTRANSFERABILITY OF PERFORMANCE SHARES AND PERFORMANCE UNITS.

    A Performance Share and/or a Performance Unit granted to a Participant shall, during the lifetime of the Participant, not be assignable or transferable. In the event of the Participant's death, a Performance Share and/or a Performance Unit is transferable by the Participant only by will or the laws of descent and distribution. Any attempted assignment, transfer or attachment by any creditor in violation of this Section 10(h) shall be null and void.

    (i) TERMINATION OF EMPLOYEE STATUS FOR ANY REASON OTHER THAN DEATH, TOTAL AND PERMANENT DISABILITY OR FOR CAUSE.

        (i) For purposes of this Section 10(i)(i), a Participant's status as an Employee will be treated as continuing intact while the Participant is an Employee or is on military leave, sick leave or other bona fide leave of absence, as determined by the Plan Administrator.

        (ii) If a Participant ceases to be an Employee for any reason other than death, Total and Permanent Disability or For Cause, then the Participant's Performance Shares and/or Performance Units which are not Vested at the time that the Participant ceases to be an Employee shall be forfeited.

    (j) DEATH OF PARTICIPANT.

    If a Participant dies while an Employee, then the Participant's Performance Shares and Performance Units which are not Vested on the date of the Participant's death and did not become Vested as a consequence of the Participant's death shall be forfeited.

    (k) TOTAL AND PERMANENT DISABILITY OF PARTICIPANT.

    If a Participant ceases to be an Employee as a consequence of Total and Permanent Disability, then the Participant's Performance Shares and Performance Units which are not Vested on the date that the Participant ceased to be an Employee or became Vested as a consequence of the Participant's Total and Permanent Disability shall be forfeited.

    (l) TERMINATION FOR CAUSE.

    If a Participant ceases to be an Employee For Cause, then the Participant's Performance Shares and/ or Performance Units which are not Vested on the date that the Participant ceased to be an Employee shall be forfeited.

    (m) RIGHTS AS A STOCKHOLDER.

    A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares to which a Performance Share or Performance Unit pertains, except for Performance Shares and/or Performance Units settled in Shares and then not until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

    (n) MODIFICATION, EXTENSION, AND RENEWAL OF PERFORMANCE SHARES AND PERFORMANCE UNITS.

    Within the limitations of the Plan, the Plan Administrator may, in its discretion, modify, extend or renew any outstanding Performance Share and/or Performance Unit or accept the cancellation of an outstanding Performance Share and/or Performance Unit for the granting of a new Award in substitution therefor. Notwithstanding the preceding sentence, no modification of a Performance Share or Performance Unit shall, without the consent of the Participant, materially impair any rights or materially increase any obligations under any Performance Share and/or Performance Unit previously granted.

    (o)  OTHER PROVISIONS.

    An Award Agreement may contain such other provisions as the Plan Administrator in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

        (i) Restrictions on the settlement of the Performance Share and/or Performance Unit; and/or

        (ii) Submission by the Participant of such forms and documents as the Plan Administrator may require.

11. TERM OF PLAN.

    Awards may be granted pursuant to the Plan through the period ending on September 20, 2005. All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on September 20, 2015. The Board is authorized to extend the Plan for an additional term at any time; however, no Incentive Stock Options may be granted under the Plan during a term resulting from such extension unless the extension is approved by the stockholders of the Corporation within one year of such extension.

12. RECAPITALIZATION, DISSOLUTION, AND CHANGE OF CONTROL.

    (a)  RECAPITALIZATION.

    Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the Board or the stockholders of the Corporation and compliance with any applicable securities laws, the

Plan Administrator may make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award pertains, the Exercise Price of an Option, the Exercise Price of a Stock Appreciation Right, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or any other similar event which results in an increase or decrease in the number of issued Shares without receipt of adequate consideration by the Corporation (as determined by the Plan Administrator in its complete discretion).

    (b)  DISSOLUTION, MERGER, CONSOLIDATION, OR SALE OR LEASE OF ASSETS.

    Unless otherwise provided in an Award Agreement, upon the (i) dissolution or liquidation of the Corporation, (ii) merger or consolidation of the Corporation with another corporation or other entity pursuant to which the Corporation is not the surviving entity, (iii) sale or lease of all or substantially all the business assets of the Corporation, or (iv) the sale of more than 80% of the outstanding Common Stock of the Corporation in a single transaction or series of related transactions involving the same acquiring entity or person, unless (A) the surviving or acquiring corporation or entity or an affiliated corporation or entity assumes the outstanding Awards (which assumption may take the form of replacement of the outstanding Awards with substantially equivalent Awards from the surviving or acquiring or affiliated corporation or entity, and with the determination as to whether the outstanding Awards have been assumed and whether the assumption involved "substantially equivalent" Awards being determined by the Plan Administrator within its complete discretion) then (B) each Award shall expire as of the effective date of such transaction, provided that the Plan Administrator shall give at least fifteen (15) days prior written notice of such event to any Participant who shall then have the right to exercise his or her Vested Awards prior to the effective date of such transaction, subject to earlier expiration pursuant to Sections 7, 8, 9 and/or 10.

    (c)  DETERMINATION BY THE PLAN ADMINISTRATOR.

    All adjustments and determinations described in this Section 12 shall be made by the Plan Administrator in its complete discretion, and such determination shall be conclusive and binding on all persons.

    (d)  LIMITATION ON RIGHTS OF PARTICIPANTS.

    Except as expressly provided in this Section 12, no Participant shall have any rights by reason of any reorganization, dissolution, change of control, merger or acquisition. Any issuance by the Corporation of Awards shall not affect, and no adjustment by reason thereof shall be made with respect to, any Awards previously issued under the Plan.

    (e)  NO LIMITATION ON RIGHTS OF CORPORATION.

    The grant of an Award pursuant to the Plan shall not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

13. SECURITIES LAW REQUIREMENTS.

    (a)  LEGALITY OF ISSUANCE.

    No Share shall be issued upon the exercise of any Award unless and until the Plan Administrator has determined that:

        (i) The Corporation and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

        (ii) Any applicable listing requirement of any stock exchange or over the counter market on which the Share is listed has been satisfied; and

       (iii) Any other applicable provision of state, federal or foreign law has been satisfied.

    (b)  RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF PARTICIPANT; LEGENDS.

    Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state or foreign country, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on all persons.

    (c)  REGISTRATION OR QUALIFICATION OF SECURITIES.

    The Corporation may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

    (d)  EXCHANGE OF CERTIFICATES.

    If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

14. EXERCISE OF UNVESTED OPTIONS.

    (a)  PURPOSE OF SECTION 14.

    This Section 14 is intended to apply for the benefit of a Participant prior to the time Shares held by the Participant are freely transferable under applicable federal and state securities laws without the

Participant holding the Shares for a minimum period of time (such as the holding period requirement of Rule 144 adopted by the Securities and Exchange Commission under the Act). Subject to the complete discretion of the Plan Administrator and the requirements of Section 14(b), a Participant with a non-Vested Award may commence this holding period for the Shares subject to the Award by exercising the non-Vested Award and receiving Shares of restricted stock which will Vest on the same date as the Award would have Vested. Any restricted stock issued under this Section 14 for non-vested Awards which expire pursuant to Section 7, 8, and/or 9, as applicable, shall be reconveyed to the Corporation at the Exercise Price, if any, paid by the Participant to the Corporation to acquire such Shares (in cash and/or in Shares as paid by the Participant), subject, however, to complying with any legal requirement relating to the Corporation's ability to repurchase its own securities. In this way, the Participant is able to begin the holding period for the Shares prior to the date the Award would have Vested.

    (b)  EXERCISE OF UNVESTED AWARDS AND ISSUANCE OF RESTRICTED STOCK.

    The Plan Administrator, in its complete discretion may:

        (i) Grant any Participant the right to exercise any Award prior to the Vesting of such Award, provided that the Shares issued upon such exercise shall remain subject to Vesting, as restricted stock, at the same rate as under the Award so exercised; and/or

        (ii) Require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer to the Corporation of any Shares of restricted stock which are not Vested and are to be reconveyed, on or before the applicable date described in Section 7, 8, and/or 9, as applicable, for determining the expiration of the Award pursuant to which such Shares were issued under this Section 14.

15. AMENDMENT OF THE PLAN.

    The Plan Administrator may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation's stockholders, no such revision or amendment shall:

        (a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 12;

        (b) Change the designation of the class of persons eligible to receive Incentive Stock Options; or

        (c) Amend this Section 15 to defeat its purpose.

No amendment, termination or modification of the Plan shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.

16. PAYMENT FOR SHARE PURCHASES.

    Payment of the Purchase Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Plan Administrator, in its discretion, and where permitted by law:

        (a) By check;

        (b) By cancellation of indebtedness of the Corporation to the Participant;

        (c) By surrender of Shares that either: (A) have been owned by Participant for more than six months (unless the Plan Administrator permits a Participant to exercise an Option by Pyramiding, in which event the six month holding period shall not apply) and have been "paid for" within the meaning of Rule 144 adopted by the Securities and Exchange Commission under the Act (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such Shares); or (B) were obtained by Participant in the public market;

        (d) By tender of a full recourse promissory note having such terms as may be approved by the Plan Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash if required by state law;

        (e) By waiver of compensation due or accrued to Participant for services rendered;

        (f) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists:

            (i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

            (ii) Through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

           (iii) By any combination of the foregoing.

17. APPLICATION OF FUNDS.

    The proceeds, if any, received by the Corporation from the exercise of rights granted pursuant to Awards shall be used for general corporate purposes.

18. APPROVAL OF SHAREHOLDERS.

    The Plan (as amended and restated) shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan by the Board, and in no event later than September 20, 1997. Prior to such approval, (i) Awards which are within the scope of the Plan as originally adopted may be granted, exercised, and settled in accordance with the terms of the original Plan, and (ii) Awards which are beyond the scope of the Plan as originally adopted may be granted but may not be exercised or settled. Pursuant to Section 15, certain amendments shall also be subject to approval by the Corporation's shareholders.

19. WITHHOLDING OF TAXES.

    (a)  GENERAL.

    Whenever Shares are to be issued under the Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy foreign, federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy foreign, federal, state, and local withholding tax requirements.

    (b)  STOCK WITHHOLDING.

    When, under applicable tax laws, a Participant incurs a tax liability in connection with the issuance of Shares under the Plan and the Participant is obligated to pay the Corporation the amount required to be withheld, the Plan Administrator may at its complete discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Corporation withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Plan Administrator and shall be subject to the following restrictions:

        (i) The election must be made on or prior to the applicable Tax Date;

        (ii) Once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

       (iii) All elections shall be subject to the consent or disapproval of the Plan Administrator; and

        (iv) In the event that the Tax Date is deferred until six months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but (A) such Participant shall be unconditionally obligated to tender back to the Corporation the proper number of Shares on the Tax Date, and (B) the Plan Administrator may require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer of such re-tendered Shares to the Corporation.

20. RIGHTS AS AN EMPLOYEE.

    The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual's status as an Employee at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation.

21. INSPECTION OF RECORDS.

    Copies of the Plan, that portion of the records reflecting each Participant's Awards and any other documents and records which such Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at the office of the Corporation at any reasonable business hour upon reasonable advance notice from the Participant.

22. NOTICES.

    Any notice to be provided by one party to the other party under this Plan shall be deemed to have been duly delivered to the other party (i) on the date such notice is delivered at the address provided in a Participant's Award Agreement or at such other address as the party may notify the other party in writing at any time, or (ii) on the date such notice is deposited in the United States mail as first class mail, postage prepaid if addressed to the party at the address provided in a Participant's Award Agreement or at such other address as the party may notify the other party in writing at any time. For the purposes of clause (i), the term "delivered" shall include hand delivery, delivery by facsimile, and delivery by electronic mail.

23. ADDITIONAL RESTRICTIVE PROVISIONS.

    (a)  VOTING AGREEMENTS.

    Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, no Shares shall be issued to a Participant pursuant to the Plan unless and until such Participant has executed and delivered to the Corporation a Voting Agreement (and all accompanying documents required under the Voting Agreement, including without limitation an irrevocable proxy) in a form acceptable to the Plan Administrator.

    (b)  RIGHTS OF FIRST REFUSAL.

    Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the following provisions shall apply to any Shares issued to a Participant pursuant to the Plan:

        (i) Except for a Transfer permitted in accordance with the provisions of
    Section 23(b)(ii), any Participant who desires to Transfer any Shares purchased by him or her under this Plan (the "Offered Shares") shall first give written notice of his or her intention to make such Transfer (the "Notice") to the Corporation specifying the terms of the proposed Transfer and the name of the proposed transferee and offering to Transfer the Offered Shares to the Corporation on the terms set forth in the Notice and in accordance with this Plan. If the Participant proposes to Transfer the Offered Shares pursuant to a sale on the open market, the price for the Offered Shares shall be deemed to be the closing price for such Offered Shares on the date such Notice is received by the Corporation or, if the Notice is not received on a day when the market is open for trading, at the closing price on the next trading day. If the Shares are traded over the counter, the closing price shall mean the lower of the closing bid and ask prices. After the Corporation has received a Notice pursuant to this Section 23(b)(i), it shall have ten (10) days to accept the Participant's offer to sell all of the Offered Shares by delivering a written acceptance to the Participant. If the offer, as to the Offered Shares, is not accepted by the Corporation within the time permitted, the Participant shall be free for a period of ninety (90) days to Transfer to the originally proposed transferee all (but not less than all) of the Offered Shares in accordance with the terms of the original offer but not on any other terms; provided that if such Transfer is to be a sale on the open market, the Participant may sell the Offered Shares on the open market at any time during such ninety (90) days at the available market price; after the expiration of such 90-day period, the preceding provisions of this Section 23(b)(i) shall again apply if the original proposed transaction is not completed. If the Corporation accepts the offer as to the Offered Shares, then the Corporation shall have thirty (30) days after such acceptance to complete the purchase in the manner set forth in the Notice and in accordance with the Plan. Any Offered Shares sold by a Participant shall be subject to all of the terms of this
    Section 23 and, before such sale is consummated, the purchaser of such Offered Shares shall execute and deliver to the Corporation an instrument satisfactory to the Corporation by which such purchaser accepts the terms of this Section 23 and agrees to be bound thereby, effective upon such purchaser's receipt of the Offered Shares; provided, however, that this provision shall not apply to Offered Shares sold by a Participant on the open market. Each Option Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Corporation of any disposition of Shares issued pursuant to the exercise of such Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten (10) days after such disposition.

        (ii) The following Transfers of Shares purchased under the Plan shall not constitute a violation of the provisions of Section 23(b)(i) above:

           (A) Upon or after the death of a Participant, a Transfer from such Participant's name to the name of either the personal representative of such Participant's estate or the nominee of such personal representative; provided, that before such Transfer shall be effected, the transferee shall have executed and delivered to the Corporation an instrument satisfactory to the Corporation by which the transferee accepts the terms of this Section 23 and agrees to be bound thereby, effective upon the transferee's receipt of the transferred Shares.

           (B) Upon the death of a Participant, a Transfer from such Participant's estate to a Family Member, to a custodianship under the Uniform Gifts to Minors Act for a Family Member, or to a trust for the exclusive benefit of one or more Family Members; provided, that before such Transfer shall be effected, the transferee shall have executed and delivered to the Corporation an instrument satisfactory to the Corporation by which the transferee accepts the terms of this Section 23 and agrees to be bound thereby, effective upon the transferee's receipt of the transferred Shares.

           (C) A Transfer from a custodianship or trust which is a permitted transferee under subparagraph (B) above to a beneficiary of such custodianship or trust who is a Family Member; provided, that before such Transfer shall be effected, the transferee shall have executed and delivered to the Corporation an instrument satisfactory to the Corporation by which the transferee accepts the terms of this Section 23 and agrees to be bound thereby, effective upon the transferee's receipt of the transferred Shares.

           (D) A Transfer during the Participant's life to a Family Member, to a custodianship under the Uniform Gifts to Minors Act for a Family Member, or to a trust for the exclusive benefit of one or more Family Members; provided, that the Participant shall receive no compensation for such Transfer and that before such Transfer shall be effected, the transferee shall have executed and delivered to the Corporation an instrument satisfactory to the Corporation by which the transferee accepts the terms of this Section 23 and agrees to be bound thereby, effective upon the transferee's receipt of the transferred Shares.

                                SITEL CORPORATION

                                      PROXY

                           PLEASE VOTE AND SIGN BELOW

               THIS PROXY IS SOLICITED BY YOUR BOARD OF DIRECTORS
              FOR THE OCTOBER 29, 1996 ANNUAL STOCKHOLDERS MEETING

The undersigned hereby appoints James F. Lynch and Michael P. May, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as directed and permitted herein, at the annual meeting of stockholders of the Company to be held at the Omaha Marriott, 10220 Regency Circle, Omaha, Nebraska, on October 29, 1996 at 1:30 p.m. and at any postponements or adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION BELOW. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 and
4. SO, IF YOU ARE FOR ITEMS 1, 2, 3 and 4, YOU NEED ONLY SIGN AND DATE THIS PROXY BELOW AND RETURN IT IN THE ENVELOPE PROVIDED.

                  (This proxy is continued on the reverse side)

/X/  Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 and 4.

Item 1  Elect directors

VOTE FOR ALL NOMINEES
/ /

WITHHOLD VOTE FOR ALL NOMINEES
/ /

Nominees: Bill L. Fairfield and Henk P. Kruithof

WITHHOLD VOTE FOR THE FOLLOWING NOMINEE(S):

- ---------------------------------------------------------

Item 2 Approve the amendment to the Company's 1995 Non-Employee
Directors Option Plan

FOR  AGAINST  ABSTAIN
/ /    / /      / /

Item 3 Approve the amendment and restatement of the Company's 1995 Employee Stock Option Plan
/ /    / /      / /

Item 4 Ratify appointment of independent accountants for fiscal 1997
/ /    / /      / /



SIGNATURE(S)                                                  DATED:       ,1996
            --------------------------------------------------      -------

Please sign exactly as your name(s) appear on this proxy card. Joint owners should each sign individually. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Fiduciaries should give full titles.